SERIES SUPPLEMENT

                      CORPORATE BACKED TRUST CERTIFICATES,

               LIBERTY MEDIA DEBENTURE-BACKED SERIES 2001-32 TRUST

                                     between

                             LEHMAN ABS CORPORATION,

                                  as Depositor

                                       and

                      U.S. BANK TRUST NATIONAL ASSOCIATION,

                                   as Trustee

                       CORPORATE BACKED TRUST CERTIFICATES

                           Dated as of August 29, 2001

                           (Liberty Media Corporation)

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                                TABLE OF CONTENTS

                                                                            Page


Section 1.   Incorporation of Standard Terms.................................1

Section 2.   Definitions.....................................................1

Section 3.   Designation of Trust and Certificates...........................7

Section 4.   Trust Certificates..............................................9

Section 5.   Distributions...................................................9

Section 6.   Trustee's Fees.................................................11

Section 7.   Optional Exchange; Optional Call...............................11

Section 8.   Notices of Events of Default...................................14

Section 9.   Miscellaneous..................................................14

Section 10.  Governing Law..................................................16

Section 11.  Counterparts...................................................16

Section 12.  Termination of the Trust.......................................16

Section 13.  Sale of Underlying Securities..................................17

Section 14.  Amendments.....................................................17

Section 15.  Voting of Underlying Securities, Modification of Indenture.....17

Section 16.  UCC Representations and Warranties.............................18



SCHEDULE I SERIES 2001-32 UNDERLYING SECURITIES SCHEDULE
SCHEDULE II CLASS A-2 CERTIFICATE CALL SCHEDULE
EXHIBIT A-1 FORM OF TRUST CERTIFICATE CLASS A-1
EXHIBIT A-2 FORM OF TRUST CERTIFICATE CLASS A-2
EXHIBIT B-1 FORM OF CLASS A-1 CALL WARRANT
EXHIBIT B-2 FORM OF CLASS A-2 CALL WARRANT
EXHIBIT C FORM OF WARRANT AGENT AGREEMENT
EXHIBIT D-1 FORM OF INVESTMENT LETTER (CALL WARRANTS)
EXHIBIT D-2 FORM OF INVESTMENT LETTER (CLASS A-2 CERTIFICATES)

                                SERIES SUPPLEMENT

                      CORPORATE BACKED TRUST CERTIFICATES,

               LIBERTY MEDIA DEBENTURE-BACKED SERIES 2001-32 TRUST

         SERIES SUPPLEMENT, Series 2001-32, dated as of August 29, 2001 (the "Series Supplement"), by and between LEHMAN ABS CORPORATION, as Depositor (the "Depositor"), and U.S. BANK TRUST NATIONAL ASSOCIATION, as Trustee (the "Trustee").

                              W I T N E S S E T H:

         WHEREAS, the Depositor desires to create the Trust designated herein (the "Trust") by executing and delivering this Series Supplement, which shall incorporate the terms of the Standard Terms for Trust Agreements, dated as of January 16, 2001 (the "Standard Terms"; together with this Series Supplement, the "Trust Agreement"), by and between the Depositor and the Trustee, as modified by this Series Supplement;

         WHEREAS, the Depositor desires to deposit the Underlying Securities set forth on Schedule I attached hereto (the "Underlying Securities Schedule") into the Trust;

         WHEREAS, in connection with the creation of the Trust and the deposit therein of the Underlying Securities, it is desired to provide for the issuance of trust certificates (the "Certificates") evidencing undivided interests in the Trust; and

         WHEREAS, the Trustee has joined in the execution of the Standard Terms and this Series Supplement to evidence the acceptance by the Trustee of the Trust;

         NOW, THEREFORE, in consideration of the foregoing premises and the mutual covenants expressed herein, it is hereby agreed by and between the Depositor and the Trustee as follows:

         Section 1. Incorporation of Standard Terms. Except as otherwise provided herein, all of the provisions of the Standard Terms are hereby incorporated herein by reference in their entirety, and this Series Supplement and the Standard Terms shall form a single agreement between the parties. In the event of any inconsistency between the provisions of this Series Supplement and the provisions of the Standard Terms, the provisions of this Series Supplement will control with respect to the Liberty Media Debenture-Backed Series 2001-32 Certificates and the transactions described herein.

         Section 2. Definitions. (a) Except as otherwise specified herein or as the context may otherwise require, the following terms shall have the respective meanings set forth below for all purposes under this Series Supplement. (Section 2(b) below sets forth terms listed in the Standard Terms which are not applicable to this Series.) Capitalized terms used but not defined herein shall have the meanings assigned to them in the Standard Terms.

                  "Accreted Principal Amount" for the Class A-2 Certificates means for each six-month period from and including each date specified in
Schedule II hereof to but excluding the next such date, the amount specified in
Schedule II as the "Ending Balance" for such beginning date.

                  "Available Funds" shall have the meaning specified in the Standard Terms, except that investment income earned on funds invested pursuant to Section 3.05 of the Standard Terms shall be included in Available Funds, as well as any reinvestment proceeds on amounts paid in respect of the Underlying Securities.

                  "Business Day" shall mean any day other than (i) Saturday and Sunday or (ii) a day on which banking institutions in New York City, New York are authorized or obligated by law or executive order to be closed for business or (iii) a day that is not a business day for the purposes of the Indenture.

                  "Call Date" shall mean any Business Day occurring on or after August 29, 2006, or after the announcement of any unscheduled payment of the Underlying Securities on which the Call Warrants are exercised and the proceeds of an Optional Call are distributed to holders of the Certificates pursuant to
Section 7 hereof.

                  "Call Notice" shall have the meaning specified in Section 1.1 of the Warrant Agent Agreement.

                  "Call Price" shall mean, for each related Call Date, (i) in the case of the Class A-1 Certificates, the principal amount of the Class A-1 Certificates to be purchased by the Warrant Holder on such date, plus any accrued and unpaid interest on such amount to but excluding the Call Date and
(ii) in the case of the Class A-2 Certificates, the Accreted Principal Amount of the Class A-2 Certificates to be purchased by the Warrant Holder on such date.

                  "Call Warrants" shall mean the rights to purchase in whole or in part at the Call Price the Certificates, and thereby cause an Optional Call of the Certificates on any Call Date pursuant to the Optional Call provisions of
Section 7 hereof.

                  "Certificate Account" shall have the meaning specified in the Standard Terms.

                  "Certificates" shall have the meaning specified in Section 3 hereof.

                  "Class A-1 Allocation" shall mean the sum of the present values (discounted at the rate of 8.75% per annum) of (i) any unpaid interest due or to become due on the Class A-1 Certificates and (ii) the outstanding principal amount of the Class A-1 Certificates (in each case assuming that the Class A-1 Certificates were paid when due).

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                  "Class A-1 Certificates" shall mean the Certificates, in the form attached hereto as Exhibit A-1, to be issued by the Trust representing a proportionate undivided beneficial ownership interest in certain distributions to be made by the Trust and having the characteristics described herein and in the Certificates.

                  "Class A-2 Allocation" shall mean the present value (discounted at the rate of 8.75% per annum) of the outstanding principal amounts due or to become due on the Class A-2 Certificates (assuming that the Class A-2 Certificates were paid when due).

                  "Class A-2 Certificates" shall mean the Certificates, in the form attached hereto as Exhibit A-2, to be issued by the Trust representing a proportionate undivided beneficial ownership interest in certain distributions to be made by the Trust and having the characteristics described herein and in the Certificates.

                  "Closing Date" shall mean August 29, 2001.

                  "Collection Period" shall mean, (i) with respect to each August Distribution Date, the period beginning on the day after the February Distribution Date of such year and ending on such August Distribution Date, inclusive and, (ii) with respect to each February Distribution Date, the period beginning on the day after the August Distribution Date of the prior year and ending on such February Distribution Date, inclusive; provided, however, that clauses (i) and (ii) shall be subject to Section 9(f) hereof.

                  "Corporate Trust Office" shall mean the office of U.S. Bank Trust National Association located at 100 Wall Street, New York, New York 10005.

                  "Currency" shall mean United States Dollars.

                  "Depository" shall mean The Depository Trust Company.

                  "Distribution Date" shall mean August 1 and February 1 of each year (or if such date is not a Business Day, the next succeeding Business Day), commencing on February 1, 2002 and ending on the Final Scheduled Distribution Date.

                  "Eligible Account" shall have the meaning specified in the Standard Terms.

                  "Event of Default" shall mean (i) a default in the payment of any interest on any Underlying Security after the same becomes due and payable (subject to any applicable grace period), (ii) a default in the payment of the principal of or any installment of principal of any Underlying Security when the same becomes due and payable and (iii) any other event specified as an "Event of Default" in the Indenture for the Underlying Securities.

                  "Exchange Act" shall mean the Securities and Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

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                  "Extraordinary Trust Expenses" shall have the meaning
specified in the Standard Terms.

                  "Final Scheduled Distribution Date" shall mean February 1,
2030.

                  "Indenture" shall mean the indenture pursuant to which the Underlying Securities were issued.

                  "Interest Accrual Period" shall mean for any Distribution Date, the period from and including the preceding Distribution Date (or in the case of the first Interest Accrual Period, from and including August 29, 2001) to but excluding the current Distribution Date.

                  "Liquidation Price" shall mean the price at which the Trustee sells the Underlying Securities.

                  "Liquidation Proceeds" shall have the meaning specified in the Standard Terms.

                  "Maturity Date" shall have the meaning specified in Schedule I hereto.

                  "Moody's" shall mean Moody's Investors Service, Inc.

                  "Optional Call" shall mean the call of the Certificates by the Warrant Holder, in whole or in part, resulting from the exercise of Call Warrants by the Warrant Holder, pursuant to Section 7(b) hereof.

                  "Optional Exchange" shall mean the exchange of the Certificates by the Trust for the Underlying Securities, pursuant to Section 7(a) hereof.

                  "Optional Exchange Date" shall mean any Distribution Date on which Underlying Securities subject to Optional Exchange are distributed to a Certificateholder.

                  "Ordinary Expenses" shall mean the Trustee's ordinary expenses and overhead in connection with its services as Trustee, including the items referred to in the definition of Ordinary Expenses in the Standard Terms.

                  "Prepaid Ordinary Expenses" shall be zero for this Series.

                  "Prospectus Supplement" shall mean the Prospectus Supplement, dated August 20, 2001, relating to the Certificates.

                  "Rating Agency" shall mean Moody's and S&P.

                  "Rating Agency Condition" shall have the meaning specified in the Standard Terms.

                  "Record Date" shall mean, with respect to each Distribution Date, the day immediately preceding the related Distribution Date.

                  "Required Interest" shall have the meaning specified in the Standard Terms.

                  "Required Percentage-Amendment" shall be 66-2/3% of the aggregate Voting Rights.

                  "Required Percentage-Direction of Trustee" shall be 66-2/3% of the aggregate Voting Rights.

                  "Required Percentage-Remedies" shall be 66-2/3% of the aggregate Voting Rights.

                  "Required Percentage-Removal" shall be 66-2/3% of the aggregate Voting Rights.

                  "Required Rating" shall mean, in the case of Moody's, the rating assigned to the Underlying Securities by Moody's as of the Closing Date, and, in the case of S&P, the rating assigned to the Underlying Securities by S&P as of the Closing Date.

                  "S&P" shall mean Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies Inc.

                  "Series" shall mean Series 2001-32.

                  "Trustee Fee" shall mean the amount paid to the Trustee by the Depositor on the Closing Date.

                  "Trust Property" shall mean the Underlying Securities described on Schedule I hereto and the Certificate Account.

                  "Underlying Securities" shall mean $128,000,000 aggregate principal amount of 8.25% Senior Debentures due 2030 issued by the Underlying Securities Issuer (as set forth on Schedule I attached hereto) on the Closing Date and any additional Underlying Securities transferred to the Trust after the Closing Date.

                  "Underlying Securities Issuer" shall mean Liberty Media Corporation and any successor in respect of the Underlying Securities.

                  "Underlying Securities Trustee" shall mean The Bank of New
York.

                  "Underwriters" shall mean Lehman Brothers Inc., an affiliate of the Depositor, Prudential Securities Incorporated, Dain Rauscher Incorporated and TD Waterhouse Investor Services, Inc.

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                  "Voting Rights" shall, in the entirety, be allocated among all
Class A-1 Certificateholders and Class A-2 Certificateholders in proportion to the then unpaid principal amounts of their respective Certificates.

                  "Warrant Agent" shall mean initially, U.S. Bank Trust National Association.

                  "Warrant Agent Agreement" shall mean that certain Warrant Agent Agreement (in the form attached hereto as Exhibit C), dated as of the date hereof, between the Depositor and U.S. Bank Trust National Association, as Warrant Agent and as Trustee, as the same may be amended from time to time.

         (b) The terms listed below are not applicable to this Series.

         "Accounting Date"

         "Administrative Fees"

         "Advance"

         "Allowable Expense Amounts"

         "Basic Documents"

         "Calculation Agent"

         "Call Premium Percentage"

         "Credit Support"

         "Credit Support Instrument"

         "Credit Support Provider"

         "Cut-off Date"

         "Eligible Expense"

         "Exchange Rate Agent"

         "Fixed Pass-Through Rate"

         "Floating Pass-Through Rate"

         "Guaranteed Investment Contract"

         "Letter of Credit"

         "Limited Guarantor"

         "Limited Guaranty"

         "Minimum Wire Denomination"

         "Notional Amount"

         "Pass-Through Rate"

         "Place of Distribution"

         "Purchase Price"

         "Required Premium"

         "Required Principal"

         "Requisite Reserve Amount"

         "Retained Interest"

         "Sale Procedures"

         "Sub-Administration Account"

         "Sub-Administration Agreement"

         "Sub-Administration Agent"

         "Surety Bond"

         "Swap Agreement"

         "Swap Counterparty"

         "Swap Distribution Amount"

         "Swap Guarantee"

         "Swap Guarantor"

         "Swap Receipt Amount"

         "Swap Termination Payment"

         Section 3. Designation of Trust and Certificates. The Trust created hereby shall be known as the "Corporate Backed Trust Certificates, Liberty Media Debenture-Backed Series 2001-32 Trust." The Certificates evidencing certain

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undivided ownership interests therein shall be known as "Corporate Backed Trust
Certificates, Liberty Media Debenture-Backed Series 2001-32." The Certificates shall consist of the Class A-1 Certificates and Class A-2 Certificates (together, the "Certificates"). The Trust is also issuing call warrants with respect to the Certificates ("Call Warrants").

         (a) The Certificates shall be held through the Depository in book-entry form and shall be substantially in the forms attached hereto as Exhibits A-1 and A-2. The Class A-1 Certificates shall be issued in denominations of $25. The Class A-2 Certificates shall be issued in minimum denominations of $1,000,000 and in integral multiples of $1 in excess thereof. Except as provided in the Standard Terms and in paragraph (c) of this Section, the Trust shall not issue additional Certificates or incur any indebtedness.

         (b) The Class A-1 Certificates have an initial aggregate certificate principal amount ("Certificate Principal Amount") of $120,685,700 and the Class A-2 Certificates have an initial aggregate Certificate Principal Amount of $7,314,300. The holders of the Class A-1 Certificates will be entitled to receive on each Distribution Date the interest, if any, received on the Underlying Securities to the extent necessary to pay interest at a rate of 8.75% per annum on the outstanding Certificate Principal Amount of the Class A-1 Certificates. The Class A-2 Certificates shall not bear interest. On February 1, 2002, the Trustee will pay to the Depositor the amount of interest accrued and paid on the Underlying Securities from August 1, 2001, to but not including the Closing Date. If Available Funds are insufficient to pay such amount, the Trustee will pay the Depositor its pro rata share, based on the ratio the amount owed to the Depositor bears to all amounts owed on the Class A-1 Certificates in respect of accrued interest, of any proceeds from the recovery on the Underlying Securities.

         (c) The Depositor may sell to the Trustee additional Underlying Securities on any date hereafter upon at least 3 Business Days (or such lesser period as may be agreed by the parties hereto) notice to the Trustee and upon
(i) satisfaction of the Rating Agency Condition and (ii) delivery of an Opinion of Counsel to the effect that the sale of such additional Underlying Securities will not materially increase the likelihood that the Trust would fail to qualify as a grantor trust under the Code. Upon such sale to the Trustee, the Trustee shall deposit such additional Underlying Securities in the Certificate Account, and shall authenticate and deliver to the Depositor, on its order, Class A-1 Certificates and Class A-2 Certificates in the same proportion as the original Class A-1 Certificates and Class A-2 Certificates bear to the initial Underlying Securities, as well as the Call Warrants related thereto. Any such additional Class A-1 Certificates and Class A-2 Certificates authenticated and delivered shall have the same terms and rank pari passu with the original Class A-1 Certificates and Class A-2 Certificates, respectively, issued in accordance with this Series Supplement.

         (d) As a condition precedent for transferring the Call Warrants, the prospective transferee shall be required to deliver to the Trustee and the Depositor, an executed copy of the Investment Letter (set forth as Exhibit D-1 hereto).

         (e) Unless the Class A-2 Certificates are otherwise publicly offered, as a condition precedent for transferring the Class A-2 Certificates, the prospective transferee and the prospective transferor shall be required to deliver to the Trustee and the Depositor an executed copy of the Investment Letter (set forth as Exhibit D-2 hereto). No Class A-2 Certificate may be resold, assigned or transferred (including by pledge or hypothecation) unless such reoffer, resale, assignment or transfer is (i) pursuant to an effective registration statement under the United States Securities Act (the "Securities Act") and any applicable state securities laws, (ii) pursuant to Rule 144A promulgated under the Securities Act ("Rule 144A"), (iii) pursuant to Regulation D under the Securities Act ("Regulation D") or (iv) pursuant to another exemption from the registration requirements of the Securities Act. Prior to any reoffer, resale, assignment or transfer of the Class A-2 Certificates described in clause (ii) above, each prospective transferee of the Class A-2 Certificates shall have acknowledged, represented and agreed as follows:

         1. The purchaser (A)(i) is a qualified institutional investor (as such term is defined in the Securities Act) (a "QIB"), (ii) is aware that the sale to it is being made in reliance on Rule 144A and (iii) is acquiring such Class A-2 Certificates for its own account or for the account of a QIB or (B)(i) is an Accredited Investor (as such term is defined in Rule 501(a) under the Securities
Act), (ii) is aware that the sale to it is being made in reliance on Regulation D and (iii) is acquiring such Class A-2 Certificates for its own account or for the account of an Accredited Investor.

         2. The purchaser understands that the Class A-2 Certificates are being offered in a transaction not involving any public offering in the United States within the meaning of the Securities Act, and that the Class A-2 Certificates have not been and will not be registered under the Securities Act.

         3. The purchaser agrees that (A) if in the future it decides to reoffer, resell, pledge or otherwise transfer the Class A-2 Certificates, such Class A-2 Certificates may be reoffered, resold, pledged or otherwise transferred only (i) to the Trust, (ii) inside the United States to a QIB in accordance with Rule 144A, (iii) inside the United States to an Accredited Investor pursuant to Regulation D, (iv) pursuant to an exemption from registration under the Securities Act provided by Rule 144 thereunder (if available), or (v) pursuant to an effective registration statement under the Securities Act, and, in each cases (i) through (v), in accordance with any applicable securities laws of any state of the United States and other jurisdictions and (B) the purchaser will, and each subsequent holder is required to, notify any subsequent purchaser of such Class A-2 Certificates from it of the resale restrictions referred to in clause (A) above.

         4. The purchaser understands that the Class A-2 Certificates will, unless otherwise agreed by the Trust, bear a legend substantially to the following effect:

                  THIS CLASS A-2 CERTIFICATE (OR ITS PREDECESSOR) WAS ORIGINALLY ISSUED IN A TRANSACTION EXEMPT FROM REGISTRATION UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "UNITED

                  STATES SECURITIES ACT"), AND MAY NOT BE REOFFERED, RESOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN APPLICABLE EXEMPTION THEREFROM. EACH PURCHASER OF THIS CLASS A-2 CERTIFICATE IS HEREBY NOTIFIED THAT THE SELLER OF THIS CLASS A-2 CERTIFICATE MAY BE RELYING ON THE EXEMPTION FROM THE PROVISIONS OF SECTION 5 OF THE UNITED STATES SECURITIES ACT PROVIDED BY RULE 144A OR REGULATION D THEREUNDER.

                  THE HOLDER OF THIS CLASS A-2 CERTIFICATE AGREES FOR THE BENEFIT OF THE TRUST THAT (A) THIS CLASS A-2 CERTIFICATE MAY BE REOFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY
                  (I) TO THE TRUST, (II) INSIDE THE UNITED STATES TO A QUALIFIED INSTITUTIONAL BUYER IN ACCORDANCE WITH RULE 144A, (III) INSIDE THE UNITED STATES TO AN ACCREDITED INVESTOR PURSUANT TO REGULATION D, (IV) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT PROVIDED BY RULE 144 THEREUNDER (IF AVAILABLE), OR (V) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE UNITED STATES SECURITIES ACT, AND, IN EACH OF CASES (I) THROUGH (V), IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES AND ANY OTHER JURISDICTIONS AND (B) THE HOLDER WILL, AND EACH SUBSEQUENT HOLDER IS REQUIRED TO, NOTIFY ANY PURCHASER OF THIS CLASS A-2 CERTIFICATE FROM IT OF THE RESALE RESTRICTIONS REFERRED TO IN CLAUSE (A) ABOVE.

         Section 4. Trust Certificates. The Trustee hereby acknowledges receipt, on or prior to the Closing Date, of:

                  (i) the Underlying Securities set forth on the Underlying Securities Schedule; and

                  (ii) all documents required to be delivered to the Trustee pursuant to Section 2.01 of the Standard Terms.



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

                  Section 5. Distributions. (a) On each applicable Distribution Date, the Trustee shall apply Available Funds in the Certificate Account as follows, in the following order of priority:

         (i) the Trustee will pay the interest portion of Available Funds with respect to the Underlying Securities (subject to Section 5(b) below):

                  (a) first, to the Trustee, as reimbursement for any Extraordinary Trust Expenses incurred by the Trustee with respect to the Underlying Securities in accordance with Section 6(b) below and approved by 100% of the Certificateholders;

                  (b) second, to the holders of the Class A-1 Certificates, interest at the rate of 8.75% per annum on the principal amount of the Class A-1 Certificates; and

                  (c) third, to the Depositor, any remainder.

         (ii) the Trustee will pay the principal portion of Available Funds with respect to the Underlying Securities:

                  (a) first, to the Trustee, as reimbursement for any remaining Extraordinary Trust Expenses incurred by the Trustee with respect to the Underlying Securities in accordance with Section 6(b) below and approved by 100% of the Certificateholders; and

                  (b) second, to the holders of the Class A-1 Certificates and Class A-2 Certificates, the remaining principal portion of Available Funds pro rata in the proportion that the outstanding principal amount of the Class A-1 Certificates bears to the outstanding principal amount of the Class A-2 Certificates.

         (b) Notwithstanding any other provision hereof, if the Underlying Securities are prepaid or liquidated in whole or in part for any reason other than due to the failure of the Underlying Securities Issuer to file periodic reports as required by the Exchange Act, the Trustee shall apply Available Funds in the manner described in Section 5(g) in the following order of priority:

                  (i) first, to the Trustee, as reimbursement for any Extraordinary Trust Expenses incurred by the Trustee in accordance with Section 6(b) below and approved by 100% of the Certificateholders;

                  (ii) second, to the holders of the Class A-1 Certificates, an amount equal to any accrued and unpaid interest thereon; and

                  (iii) third, to the holders of the Class A-1 Certificates and Class A-2 Certificates, pro rata in the proportion that the outstanding principal amount of the Class A-1 Certificates bears to the outstanding principal amount of the Class A-2 Certificates.

         (c) Notwithstanding the foregoing, if the Underlying Securities are prepaid or liquidated in whole or in part due to the failure to file periodic reports, the Trustee shall apply Available Funds in the following order of priority: (i) to the Trustee, reimbursement for any remaining Extraordinary Trust Expenses and (ii) to the holders of the Class A-1 Certificates and the holders of the Class A-2 Certificates in accordance with the ratio of the Class A-1 Allocation to the Class A-2 Allocation.

         (d) Unless otherwise instructed by holders of Certificates representing a majority of the Voting Rights within thirty (30) days after the Trustee gives notice pursuant to Section 8 hereof, the Trustee will sell the Underlying Securities pursuant to Section 13 hereof and deposit the Liquidation Proceeds, if any, into the Certificate Account for distribution not later than two (2) Business Days after the receipt of immediately available funds in accordance with Section 5(b) hereof.

         (e) In the event that the Trustee receives non-cash property in respect of the Underlying Securities (other than a scheduled payment on or with respect to an interest payment date) as a result of a payment default on the Underlying Securities (including from the sale thereof), the Trustee will promptly give notice to the Depositary, or for any Certificates which are not then held by DTC or any other depository, directly to the registered holders of the Certificates then outstanding and unpaid. Such notice shall state that, not later than 30 days after the receipt of such property, the Trustee will allocate and distribute such property to the holders of Certificates then outstanding and unpaid, pro rata by principal amount (after deducting the costs incurred in connection therewith). Property other than cash will be liquidated by the Trustee, and the proceeds thereof distributed in cash, only to the extent necessary to avoid distribution of fractional securities to Certificateholders. In-kind distribution of such property to Certificateholders will be deemed to reduce the principal amount of Certificates on a dollar-for-dollar basis.

         (f) Subject to Section 9(f) hereof, to the extent Available Funds are insufficient to make any required distributions due to any class of Certificates on any Distribution Date, any shortfall will be carried over and will be distributed on the next Distribution Date (or date referred to in Section 5(g) hereof) on which sufficient funds are available to pay such shortfall.

         (g) If a payment with respect to the Underlying Securities is made to the Trustee after the Distribution Date on which such payment was scheduled to be distributed in respect of the Certificates, then the Trustee will distribute any such amounts received on the next occurring Business Day (a "Special Distribution Date") as if the funds had constituted Available Funds on the Distribution Date immediately preceding such Special Distribution Date; provided, however, that the Record Date for such Special Distribution Date shall be five Business Days prior to the day on which the related payment was received from the Underlying Securities Trustee.

         (h) Notwithstanding Section 3.12 of the Standard Terms, if the Underlying Securities Issuer ceases to file periodic reports as required under the Exchange Act, the Depositor shall within a reasonable period of time instruct the Trustee to (i) distribute the Underlying Securities in-kind to the

Certificateholders or (ii) sell the Underlying Securities and distribute the proceeds of such sale to the Certificateholders in accordance with Section 5(c) hereof; provided, however, that the Depositor shall not instruct the Trustee pursuant to this clause unless the Underlying Securities Issuer has either (x) stated in writing that it intends permanently to cease filing reports required under the Exchange Act or (y) failed to file any required reports for one full calendar year.

         Section 6. Trustee's Fees. (a) As compensation for its services hereunder, the Trustee shall be entitled to the Trustee Fee. The Trustee Fee shall be paid by the Depositor and not from Trust Property. The Trustee shall bear all Ordinary Expenses. Failure by the Depositor to pay such amount shall not entitle the Trustee to any payment or reimbursement from the Trust, nor shall such failure release the Trustee from the duties it is required to perform under the Trust Agreement.

         (b) Extraordinary Expenses shall not be paid out of the Trust Property unless all of the Certificateholders then outstanding have directed the Trustee to incur such Extraordinary Expenses. The Trustee may incur other Extraordinary Expenses if any lesser percentage of the Certificateholders requesting such action pursuant hereto reimburse the Trustee for the cost thereof from their own funds in advance. If Extraordinary Expenses are not approved unanimously as set forth in the first sentence of this Section 6(b), such Extraordinary Expenses shall not be an obligation of the Trust, and the Trustee shall not file any claim against the Trust therefor notwithstanding failure of certificateholders to reimburse the Trustee.

         Section 7. Optional Exchange; Optional Call

         (a) (i) On any Distribution Date, any holder of Class A-1 Certificates and Class A-2 Certificates and the related Call Warrants, if Call Warrants related to such Certificates are outstanding, may exchange such Certificates and, if applicable, the related Call Warrants, for a distribution of Underlying Securities representing the same percentage of the Underlying Securities as such Certificates represent of all outstanding Certificates.

                  (ii) The following conditions shall apply to any Optional Exchange.

                           (a) A notice specifying the number of Certificates being surrendered and the Optional Exchange Date shall be delivered to the Trustee no less than 5 days (or such shorter period acceptable to the Trustee) but not more than 30 days before the Optional Exchange Date.

                           (b) Certificates and, if applicable, the Call Warrants, shall be surrendered to the Trustee no later than 10:00 a.m. (New York City time) on the Optional Exchange Date.

                           (c) Class A-1 Certificates and Class A-2 Certificates representing a like percentage of all Class A-1 Certificates and Class A-2 Certificates shall be surrendered.

                           (d) The Trustee shall have received an opinion of counsel stating that the Optional Exchange would not affect the characterization of the Trust as a "grantor trust" for federal income tax purposes.

                           (e) Except in connection with the exchange of Certificates acquired pursuant to Section 7(b), (1) the Trustee shall have received a certification from the Certificateholder that any Certificates being surrendered have been held for at least six months, and (2) the Certificates being surrendered may represent no more than 5% (or 25% in the case of Certificates acquired by the Underwriter but never distributed to investors) of the then outstanding Certificates.

                           (f) The Trustee shall not be obligated to determine whether an Optional Exchange complies with the applicable provisions for exemption under Rule 3a-7 of the Investment Company Act of 1940, as amended, or the rules or regulations promulgated thereunder.

                           (g) The provisions of Section 4.07 of the Standard Terms shall not apply to an Optional Exchange pursuant to this Section 7(a). This Section 7(a) shall not provide any person with a lien against, an interest in or a right to specific performance with respect to the Underlying Securities.

         (b) (i) Concurrently with the execution of this Series Supplement, the Trustee, on behalf of the Trust, shall execute the Warrant Agent Agreement and the Call Warrants, dated as of the date hereof and substantially in the forms of Exhibit B-1 and Exhibit B-2 hereto, initially evidencing all of the Call Warrants. The Trustee shall perform the Trust's obligations under the Warrant Agent Agreement and the Call Warrants in accordance with their respective terms. On any Call Date, each class of Certificates may be called at the applicable Call Price, in whole or in part, by the Warrant Holder, upon payment of such Call Price on or prior to such Call Date. In the case of a call in part, the Class A-1 Certificates and Class A-2 Certificates must be called in the same proportion that each certificate bears to the outstanding principal amount of the Certificates. In addition to the conditions described in this Section 7(b) relating to any Optional Call, the conditions set forth in Section 1.1 of the Warrant Agent Agreement shall also apply.

                  (ii) The Warrant Holder may provide notice to the Trustee (a "Call Notice") no less than 5 Business Days prior to any Call Date, that it is exercising its Call Warrants with respect to the Certificates on such Call Date.

Upon request of the Trustee, the Warrant Holder shall deliver the opinion specified in Section 7(a)(ii)(d) above as a condition to any Optional Call.

                  (iii) Upon receipt of a Call Notice, the Trustee shall provide a conditional call notice to the Depository not less than 3 Business Days prior to the applicable Call Date.

                  (iv) As a condition to any Optional Call, an opinion of counsel to the Warrant Holder shall be delivered to the Rating Agencies, in form satisfactory to the Rating Agencies, indicating that payment of the Call Price shall not be recoverable as a preferential transfer or fraudulent conveyance under the United States Bankruptcy Code. Such opinion may contain customary assumptions and qualifications. In addition, the Warrant Holder shall provide a certificate of solvency to the Trustee.

                  (v) Deliveries of the Underlying Securities to the Warrant Holder (the "Purchaser") will only be made against payment by the Purchaser of the Call Price in immediately available funds. Such payment must occur no later than 10:00 a.m. New York City time on the Call Date. In the event that the Purchaser fails to make such payment by such time (a "Purchase Default"), the sale shall be voided and the Optional Call will be deemed not to be effective with respect to such Distribution Date, and the Certificates and the Call Warrants shall continue to remain outstanding. Subject to receipt of the Call Price as aforesaid, the Trustee shall pay the Call Price to the Certificateholders on the Call Date in accordance with the definition of "Call Price". The Call Price in respect of partial calls shall be allocated to the Certificateholders within each class pro rata to the extent of their entitlements thereto.

                  (vi) The Trustee shall not consent to any amendment or modification of this Agreement (including the Standard Terms) which would alter the timing or amount of any payment of the Call Price without the prior written consent of 100% of the Warrant Holders.

                  (vii) The Trustee shall not be obligated to determine whether an Optional Call complies with the applicable provisions for exemption under Rule 3a-7 of the Investment Company Act of 1940, as amended, or the rules or regulations promulgated thereunder.

                  (viii) This Section 7 shall not provide the Warrant Holder with a lien against, an interest in or a right to specific performance with respect to the Underlying Securities.

                  (ix) The Warrant Holder shall initially be the Depositor.

         Section 8. Notices of Events of Default.

         As promptly as practicable after, and in any event within 30 days after, the occurrence of any Event of Default actually known to the Trustee, the Trustee shall give notice of such Event of Default to the Depository, or, if any

Certificates are not then held by DTC or any other depository, directly to the registered holders of such Certificates. However, except in the case of an Event of Default relating to the payment of principal of or interest on any of the Underlying Securities, the Trustee will be protected in withholding such notice if in good faith it determines that the withholding of such notice is in the interest of the Certificateholders.

         Section 9. Miscellaneous.

         (a) The provisions of Section 4.04, Advances, of the Standard Terms shall not apply to the Liberty Media Debenture-Backed Series 2001-32 Certificates.

         (b) The provisions of Section 4.07, Optional Exchange, of the Standard Terms shall not apply to the Liberty Media Debenture-Backed Series 2001-32 Certificates.

         (c) The Trustee shall simultaneously forward reports to Certificateholders pursuant to Section 4.03 of the Standard Terms and to the New York Stock Exchange.

         (d) Except as expressly provided herein, the Certificateholders shall not be entitled to terminate the Trust or cause the sale or other disposition of the Underlying Securities.

         (e) The provisions of Section 3.07(d) of the Standard Terms shall not apply to the Liberty Media Debenture-Backed Series 2001-32 Certificates.

         (f) If the Trustee has not received payment with respect to a Collection Period on the Underlying Securities on or prior to the related Distribution Date, such distribution will be made promptly upon receipt of such payment. No additional amounts shall accrue on the Certificates or be owed to Certificateholders as a result of such delay; provided, however, that any additional interest owed and paid by the Underlying Securities Issuer as a result of such delay shall be paid to the Class A-1 Certificateholders, pro rata in proportion to their respective entitlements to interest.

         (g) The outstanding principal balance of the Certificates shall not be reduced by the amount of any Realized Losses (as defined in the Standard Terms).

         (h) The Trust may not engage in any business or activities other than in connection with, or relating to, the holding, protecting and preserving of the Trust Property and the issuance of the Certificates, and other than those required or authorized by the Trust Agreement or incidental and necessary to accomplish such activities. The Trust may not issue or sell any certificates or other obligations other than the Certificates or otherwise incur, assume or guarantee any indebtedness for money borrowed.

         (i) Notwithstanding anything in the Trust Agreement to the contrary, the Trustee may be removed upon 60 days prior written notice delivered by the holders of the Certificates representing the Required Percentage-Removal.

         (j) In the event that the Internal Revenue Service challenges the characterization of the Trust as a grantor trust, the Trustee shall then file such forms as the Depositor may specify to establish the Trust's election pursuant to Section 761 of the Code to exclude the Trust from the application of Subchapter K of the Code and is hereby empowered to execute such forms on behalf of the Certificateholders.

         (k) Notwithstanding anything in the Standard Terms to the contrary, the Trustee, upon written direction by the Depositor, will execute the Certificates.

         (l) In relation to Section 7.01(f) of the Standard Terms, any periodic reports filed by the Trustee pursuant to the Securities and Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder, in accordance with the customary practices of the Depositor, need not contain any independent reports.

         (m) Notwithstanding anything in the Trust Agreement to the contrary, the Trustee will have no recourse to the Underlying Securities.

         (n) The Trust will not merge or consolidate with any other entity without confirmation from each Rating Agency that such merger or consolidation will not result in the qualification, reduction or withdrawal of its then-current rating on the Certificates.

         (o) Notices. All directions, demands and notices hereunder or under the Standard Terms shall be in writing and shall be delivered as set forth below (unless written notice is otherwise provided to the Trustee).

         If to the Depositor, to:

         Lehman ABS Corporation
         3 World Financial Center
         New York, New York  10285
         Attention:  Structured Credit Trading
         Telephone:  (212) 526-6570
         Facsimile:  (212) 526-1546

         If to the Trustee, to:

         U.S. Bank Trust National Association
         100 Wall Street
         New York, New York  10005
         Attention:  Corporate Trust
         Telephone:  (212) 361-2500
         Facsimile:  (212) 809-5459

         If to the Rating Agencies, to:

         Moody's Investors Service, Inc.
         99 Church Street 21W
         New York, New York  10007
         Attention:  CBO/CLO Monitoring Department
         Telephone:  (212) 553-1494
         Facsimile:  (212) 553-0355

         and to:

         Standard & Poor's
         55 Water Street
         New York, New York  10041
         Attention:  Structured Finance Surveillance Group
         Telephone:  (212) 438-2482
         Facsimile:  (212) 438-2664

         If to the New York Stock Exchange, to:

         New York Stock Exchange, Inc.
         20 Broad Street
         New York, New York  10005
         Attention:  Vincent Patten
         Telephone:  (212) 656-5276
         Facsimile:  (212) 656-5780

         Section 10. Governing Law. THIS SERIES SUPPLEMENT AND THE TRANSACTIONS DESCRIBED HEREIN SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND PERFORMED WITHIN THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO THE CHOICE OF LAWS PROVISIONS THEREOF.

         Section 11. Counterparts. This Series Supplement may be executed in any number of counterparts, each of which shall be deemed to be an original, and all such counterparts shall constitute but one and the same instrument.

         Section 12. Termination of the Trust. The Trust shall terminate upon the earliest to occur of (i) the payment in full at maturity or sale by the Trust after a payment default on or an acceleration or other early payment of the Underlying Securities and the distribution in full of all amounts due to the Class A-1 Certificateholders and Class A-2 Certificateholders; (ii) the Final Scheduled Distribution Date; (iii) the expiration of 21 years from the death of the last survivor of the descendants of Joseph P. Kennedy, the late Ambassador of the United States to the Court of St. James, living on the date hereof and
(iv) the exercise of all outstanding Call Warrants by the Warrant Holder.

         Section 13. Sale of Underlying Securities. In the event of a sale of the Underlying Securities pursuant to Section 5(c) hereof or pursuant to the instructions of the Warrant Agent under Section 1.2 of the Warrant Agent Agreement, the Trustee shall solicit bids for the sale of the Underlying Securities with settlement thereof on or before the third Business Day after such sale from three leading dealers in the relevant market. Any of the following dealers (or their successors) shall be deemed to qualify as leading dealers: (1) Credit Suisse First Boston Corporation, (2) Goldman, Sachs & Co.,
(3) Merrill Lynch, Pierce, Fenner & Smith Incorporated, (4) UBS Warburg LLC, (5) Salomon Smith Barney Inc., and (6) except in the case of a sale related to the exercise of Call Warrants by the Depositor or any Affiliate thereof, Lehman Brothers Inc. The Trustee shall not be responsible for the failure to obtain a bid so long as it has made reasonable efforts to obtain bids. If a bid for the sale of the Underlying Securities has been accepted by the Trustee but the sale has failed to settle on the proposed settlement date, the Trustee shall request new bids from such leading dealers. In the event of an Optional Exchange, the Trustee shall only deliver the Underlying Securities to the purchaser of such Underlying Securities or sell the Underlying Securities pursuant to this Section 13, as the case may be, against payment in same day funds deposited into the Certificate Account.

         Section 14. Amendments. Notwithstanding anything in the Trust Agreement to the contrary, in addition to the other restrictions on modification and amendment contained therein, the Trustee shall not enter into any amendment or modification of the Trust Agreement which would adversely affect in any material respect the interests of the holders of any class of Certificates without the consent of the holders of 100% of such class of Certificates; provided, however, that no such amendment or modification will be permitted which would alter the status of the Trust as a grantor trust for federal income tax purposes. Further, no amendment shall be permitted which would adversely affect in any material respect the interests of any Class of Certificateholders without confirmation by each Rating Agency that such amendment will not result in a downgrading or withdrawal of its rating of such Class of Certificates.

         Section 15. Voting of Underlying Securities, Modification of Indenture. The Trustee, as holder of the Underlying Securities, has the right to vote and give consents and waivers in respect of the Underlying Securities as permitted by the Depository and except as otherwise limited by the Trust Agreement. In the event that the Trustee receives a request from the Depository, the Underlying Securities Trustee or the Underlying Securities Issuer for its consent to any amendment, modification or waiver of the Underlying Securities, the Indenture or any other document thereunder or relating thereto, or receives any other solicitation for any action with respect to the Underlying Securities, the Trustee shall mail a notice of such proposed amendment, modification, waiver or solicitation to each Certificateholder of record as of such date. The Trustee shall request instructions from the Certificateholders as to whether or not to consent to or vote to accept such amendment, modification, waiver or solicitation. The Trustee shall consent or vote, or refrain from consenting or voting, in the same proportion (based on the relative outstanding principal balances of the Certificates) as the Certificates of the Trust were actually voted or not voted by the Certificateholders thereof as of a date determined by the Trustee prior to the date on which such consent or vote is required, provided, however, that, notwithstanding anything in the Trust Agreement to the contrary, the Trustee shall at no time vote on or consent to any matter (i) unless such vote or consent would not (based on an opinion of counsel) alter the status of the Trust as a grantor trust for federal income tax purposes or result in the imposition of tax upon the Certificateholders, (ii) which would alter the timing or amount of any payment on the Underlying Securities, including, without limitation, any demand to accelerate the Underlying Securities, except in the event of a default under the Underlying Securities or an event which with the passage of time would become an event of default under the Underlying Securities and with the unanimous consent of all outstanding Class A-1 Certificateholders and Class A-2 Certificateholders, or (iii) which would result in the exchange or substitution of any of the outstanding Underlying Securities pursuant to a plan for the refunding or refinancing of such Underlying Securities except in the event of a default under the Indenture and only with the consent of Certificateholders representing 100% of the Class A-1 Certificates and 100% of the Class A-2 Certificates. The Trustee shall have no liability for any failure to act resulting from Certificateholders' late return of, or failure to return, directions requested by the Trustee from the Certificateholders.

         In the event that an offer is made by the Underlying Securities Issuer to issue new obligations in exchange and substitution for any of the Underlying Securities, pursuant to a plan for the refunding or refinancing of the outstanding Underlying Securities or any other offer is made for the Underlying Securities, the Trustee shall notify the Class A-1 Certificateholders and Class A-2 Certificateholders of such offer promptly. The Trustee must reject any such offer unless the Trustee is directed by the affirmative vote of the holders of 100% of all of the Certificates to accept such offer and the Trustee has received the tax opinion described above. If pursuant to the preceding sentence, the Trustee accepts any such offer, the Trustee shall promptly notify the Rating Agencies.

         If an event of default under the Indenture occurs and is continuing, and if directed by a majority of the outstanding Class A-1 Certificateholders and Class A-2 Certificateholders, the Trustee shall vote the Underlying Securities in an outstanding principal amount equal to the outstanding certificate principal amount of the Certificates in favor of directing, or take such other action as may be appropriate to direct, the Underlying Securities Trustee to declare the unpaid principal amount of the Underlying Securities and any accrued and unpaid interest thereon to be due and payable.

         Section 16. UCC Representations and Warranties.

         It is the express intent of the parties hereto that the conveyance of the Underlying Securities by the Depositor to the Trustee be, and be construed as, a sale of the Underlying Securities by the Depositor and not a pledge of any Underlying Securities by the Depositor to secure a debt or other obligation of the Depositor. In the event that, notwithstanding the aforementioned intent of the parties, any Underlying Securities are held to be property of the Depositor, then, it is the express intent of the parties that such conveyance be deemed a pledge of such Underlying Securities by the Depositor to the Trustee to secure a debt or other obligation of the Depositor, pursuant to Section 10.07 of the Standard Terms. In connection with any such grant of a security interest in the Underlying Securities, Depositor hereby represents and warrants to Trustee as follows:

         (i) In the event the Underlying Securities are held to be property of the Depositor, then the Trust Agreement creates a valid and continuing security interest (as defined in the applicable Uniform Commercial Code) in the Underlying Securities in favor of the Trustee which security interest is prior to all other liens, and is enforceable as such as against creditors of, and purchasers from, the Depositor.

         (ii) The Underlying Securities have been credited to a trust account (the "Securities Account") of the Trustee, or its authorized agent, in accordance with Section 2.01 of the Standard Terms. The Trustee, as securities intermediary for the Securities Account, has agreed to treat the Underlying Securities as "financial assets" within the meaning of the Uniform Commercial Code.

         (iii) Immediately prior to the transfer of the Underlying Securities to the Trust, Depositor owned and had good and marketable title to the Underlying Securities free and clear of any lien, claim or encumbrance of any Person.

         (iv) Depositor has received all consents and approvals required by the terms of the Underlying Securities to the transfer to the Trustee of its interest and rights in the Underlying Securities as contemplated by the Trust Agreement.

         (v) Depositor has taken all steps necessary to cause the Trustee, as securities intermediary for the Securities Account, to identify on its records that the Trustee, as the trustee of the Trust, is the Person having a security entitlement against the securities intermediary in the Securities Account.

         (vi) Depositor has not assigned, pledged, sold, granted a security interest in or otherwise conveyed any interest in the Underlying Securities (or, if any such interest has been assigned, pledged or otherwise encumbered, it has been released). Depositor has not authorized the filing of and is not aware of any financing statements against Depositor that includes a description of the Underlying Securities. Depositor is not aware of any judgment or tax lien filings against Depositor.

         (vii) The Securities Account is not in the name of any Person other than the Trust. Depositor has not consented to the compliance by the Trustee, as securities intermediary, with entitlement orders of any Person other than the Trustee, as trustee of the Trust.

         IN WITNESS WHEREOF, the parties hereto have caused this Series Supplement to be duly executed by their respective authorized officers as of the date first written above.

                        LEHMAN ABS CORPORATION,
                            as Depositor


                        By:     /s/ Rene Canezin
                           ---------------------------------------------
                             Name:  Rene Canezin
                             Title: Senior Vice President


                        U.S. BANK TRUST NATIONAL ASSOCIATION,
                            not in its individual capacity
                            but solely as Trustee on behalf
                            of the Corporate Backed Trust
                            Certificates, Liberty Media
                            Debenture-Backed Series 2001-32
                            Trust


                        By:     /s/ David Kolibachuk
                           ------------------------------------------
                             Name:  David Kolibachuk
                             Title: Vice President

                                                                      SCHEDULE I

                                 SERIES 2001-32

                         UNDERLYING SECURITIES SCHEDULE
                         ------------------------------

Underlying Securities:            8.25% Senior Debentures due February 1, 2030.

Underlying Securities Issuer:     Liberty Media Corporation.

CUSIP Number:                     530715AJ0.

Principal Amount Deposited:       $128,000,000.

Original Issue Date:              February 2, 2000.

Maturity Date:                    February 1, 2030.

Principal Payment Date:           February 1, 2030.

Interest Rate:                    8.25% per annum.

Interest Payment Dates:           February 1st and August 1st.

                                                                     SCHEDULE II

                       CLASS A-2 CERTIFICATE CALL SCHEDULE
                       -----------------------------------

                         Date                Call Price

                        8/29/06                $743,997

                         2/1/07                $775,290

                         8/1/07                $814,054

                         2/1/08                $854,757

                         8/1/08                $897,495

                         2/1/09                $942,370

                         8/1/09                $989,488

                         2/1/10              $1,038,963

                         8/1/10              $1,090,911

                         2/1/11              $1,145,456

                         8/1/11              $1,202,729

                         2/1/12              $1,262,866

                         8/1/12              $1,326,009

                         2/1/13              $1,392,309

                         8/1/13              $1,461,925
                         2/1/14              $1,535,021
                         8/1/14              $1,611,772
                         2/1/15              $1,692,361
                         8/1/15              $1,776,979
                         2/1/16              $1,865,828
                         8/1/16              $1,959,119
                         2/1/17              $2,057,075
                         8/1/17              $2,159,929
                         2/1/18              $2,267,925
                         8/1/18              $2,381,321
                         2/1/19              $2,500,387
                         8/1/19              $2,625,407
                         2/1/20              $2,756,677
                         8/1/20              $2,894,511
                         2/1/21              $3,039,236
                         8/1/21              $3,191,198
                         2/1/22              $3,350,758
                         8/1/22              $3,518,296
                         2/1/23              $3,694,211
                         8/1/23              $3,878,921
                         2/1/24              $4,072,867
                         8/1/24              $4,276,511
                         2/1/25              $4,490,336
                         8/1/25              $4,714,853
                         2/1/26              $4,950,596
                         8/1/26              $5,198,126
                         2/1/27              $5,458,032
                         8/1/27              $5,730,934
                         2/1/28              $6,017,480
                         8/1/28              $6,318,354
                         2/1/29              $6,634,272
                         8/1/29              $6,965,986
                         2/1/30              $7,314,300

                                                                   Exhibit A-1

                       Form of Trust Certificate Class A-1
                       -----------------------------------

NUMBER [_]                                   [4,827,428] $[25] PAR CERTIFICATES
                                                            CUSIP NO. [_______]

                       SEE REVERSE FOR CERTAIN DEFINITIONS

                     UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

                     THIS CERTIFICATE REPRESENTS A PROPORTIONATE UNDIVIDED BENEFICIAL OWNERSHIP INTEREST IN THE TRUST AND DOES NOT EVIDENCE AN OBLIGATION OF, OR AN INTEREST IN, AND IS NOT GUARANTEED BY THE DEPOSITOR OR THE TRUSTEE OR ANY OF THEIR RESPECTIVE AFFILIATES. NEITHER THIS CERTIFICATE OR THE TRUST ASSETS ARE INSURED OR GUARANTEED BY ANY GOVERNMENTAL AGENCY OR ANY OTHER PERSON.

                             LEHMAN ABS CORPORATION

                              [4,827,428] $[25] PAR

                      CORPORATE BACKED TRUST CERTIFICATES,

                  LIBERTY MEDIA DEBENTURE-BACKED SERIES 2001-32

                               8.75% INTEREST RATE

evidencing a proportionate undivided beneficial ownership interest in the Trust, as defined below, the property of which consists principally of $[_______] aggregate principal amount of 8.25% Senior Debentures due February 1, 2030, issued by Liberty Media Corporation (the "Underlying Security Issuer") and all payments received thereon (the "Trust Property"), deposited in trust by Lehman ABS Corporation (the "Depositor").

                     THIS CERTIFIES THAT [_______] is the registered owner of $[_______] DOLLARS nonassessable, fully-paid, proportionate undivided beneficial ownership interest in the Corporate Backed Trust Certificates, Liberty Media Debenture-Backed Series 2001-32 Trust, formed by the Depositor.


                                     A-1-1

                     The Trust was created pursuant to a Standard Terms for Trust Agreements, dated as of January 16, 2001 (the "Standard Terms"), between the Depositor and U.S. Bank Trust National Association, a national banking association, not in its individual capacity but solely as Trustee (the "Trustee"), as supplemented by the Series Supplement, Series 2001-32, dated as of August 29, 2001 (the "Series Supplement" and, together with the Standard Terms, the "Trust Agreement"), between the Depositor and the Trustee. This Certificate does not purport to summarize the Trust Agreement and reference is hereby made to the Trust Agreement for information with respect to the interests, rights, benefits, obligations, proceeds and duties evidenced hereby and the rights, duties and obligations of the Trustee with respect hereto. A copy of the Trust Agreement may be obtained from the Trustee by written request sent to the Corporate Trust Office. Capitalized terms used but not defined herein have the meanings assigned to them in the Trust Agreement.

                     This Certificate is one of the duly authorized Certificates designated as the "Corporate Backed Trust Certificates, Liberty Media Debenture-Backed Series 2001-32, Class A-1" (herein called the "Certificates"). This Certificate is issued under and is subject to the terms, provisions and conditions of the Trust Agreement, to which Trust Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound. The Trust Property consists of: (i) Underlying Securities described in the Trust Agreement; (ii) all payments on or collections in respect of the Underlying Securities accrued on or after August 29, 2001 together with any proceeds thereof; and (iii) all funds from time to time deposited with the Trustee relating to the Certificates, together with any and all income, proceeds and payments with respect thereto; provided, however, that any income from the investment of Trust funds in certain permitted investments ("Eligible Investments") does not constitute Trust Property.

                     Subject to the terms and conditions of the Trust Agreement (including the availability of funds for distributions) and until the obligation created by the Trust Agreement shall have terminated in accordance therewith, distributions will be made on each Distribution Date, to the Person in whose name this Certificate is registered on the applicable Record Date, in an amount equal to such Certificateholder's proportionate undivided beneficial ownership interest in the amount required to be distributed to the Holders of the Certificates on such Distribution Date. The Record Date applicable to any Distribution Date is the close of business on the day immediately preceding such Distribution Date (whether or not a Business Day). If a payment with respect to the Underlying Securities is made to the Trustee after the date on which such payment was due, then the Trustee will distribute any such amounts received on the next occurring Business Day (a "Special Distribution Date").

                     Each Certificateholder, by its acceptance of a Certificate, covenants and agrees that such Certificateholder will not at any time institute against the Trust, or join in any institution against the Trust of, any bankruptcy proceedings under any United States Federal or state bankruptcy or similar law in connection with any obligations relating to the Certificates or the Trust Agreement.



                                     A-1-2

                     Distributions made on this Certificate will be made as provided in the Trust Agreement by the Trustee by wire transfer in immediately available funds, or check mailed to the Certificateholder of record in the Certificate Register without the presentation or surrender of this Certificate or the making of any notation hereon, except that with respect to Certificates registered on the Record Date in the name of the nominee of the Clearing Agency (initially, such nominee shall be Cede & Co.), payments will be made by wire transfer in immediately available funds to the account designated by such nominee. Except as otherwise provided in the Trust Agreement and notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Trustee of the pendency of such distribution and only upon presentation and surrender of this Certificate at the Corporate Trust Office or such other location as may be specified in such notice.

                     Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

                     Unless the certificate of authentication hereon has been executed by or on behalf of the Trustee, by manual signature, this Certificate shall not entitle the Holder hereof to any benefit under the Trust Agreement or be valid for any purpose.

                     THIS CERTIFICATE SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE HOLDER HEREOF SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.





                                     A-1-3

                     IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed as of the date set forth below.


                             CORPORATE BACKED TRUST CERTIFICATES,
                             LIBERTY MEDIA DEBENTURE-BACKED SERIES 2001-32 TRUST


                             By: U.S. BANK TRUST NATIONAL ASSOCIATION
                             not in its individual capacity but solely as
                             Trustee,

                             By:
                                 ----------------------------------------------
                                  Authorized Signatory


Dated: [_______]


                     TRUSTEE'S CERTIFICATE OF AUTHENTICATION

                     This is on one of the Corporate Backed Trust Certificates, Liberty Media Debenture-Backed Series 2001-32, described in the Trust Agreement referred to herein.


U.S. BANK TRUST NATIONAL ASSOCIATION
not in its individual capacity but solely as Trustee,


By:
    ---------------------------------------
    Authorized Signatory








                                     A-1-4

                            (REVERSE OF CERTIFICATE)

                     The Certificates are limited in right of distribution to certain payments and collections respecting the Underlying Securities, all as more specifically set forth herein and in the Trust Agreement. The registered Holder hereof, by its acceptance hereof, agrees that it will look solely to the Trust Property (to the extent of its rights therein) for distributions hereunder.

                     The Trust Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor and the Trustee and the rights of the Certificateholders under the Trust Agreement at any time by the Depositor and the Trustee with the consent of the holders of Class A-1 Certificates in the manner set forth in the Series Supplement and the Standard Terms. Any such consent by the Holder of this Certificate (or any predecessor Certificate) shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent in made upon this Certificate. The Trust Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

                     The Certificates are issuable in fully registered form only in denominations of $25.

                     As provided in the Trust Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registerable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies of the Certificate Registrar maintained by the Trustee in the Borough of Manhattan, the City of New York, duly endorsed by or accompanied by an assignment in the form below and by such other documents as required by the Trust Agreement, and thereupon one or more new Certificates of the same class in authorized denominations evidencing the same principal amount will be issued to the designated transferee or transferees. The initial Certificate Registrar appointed under the Trust Agreement is U.S. Bank Trust National Association.

                     No service charge will be made for any registration of transfer or exchange, but the Trustee may require exchange of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

                     The Depositor and the Trustee and any agent of the Depositor or the Trustee may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Depositor, the Trustee, nor any such agent shall be affected by any notice to the contrary.

                     It is the intention of the parties to the Trust Agreement that the Trust created thereunder shall constitute a fixed investment trust for federal income tax purposes under Treasury Regulation Section 301.7701-4, and




                                     A-1-5
the Certificateholder agrees to treat the Trust, any distributions therefrom and its beneficial interest in the Certificates consistently with such characterization.

                     The Trust and the obligations of the Depositor and the Trustee created by the Trust Agreement with respect to the Certificates shall terminate upon the earliest to occur of (i) the distribution in full of all amounts due to Certificateholders and retirement of the Underlying Securities;
(ii) the distribution in full of all Underlying Securities to the exchanging Certificateholders on any Optional Exchange Date and any amounts due to Certificateholders on any Optional Exchange Date; (iii) the expiration of 21 years from the death of the last survivor of the descendants of Joseph P. Kennedy, the late Ambassador of the United States to the Court of St. James, living on the date hereof and (iv) the exercise of all outstanding Call Warrants by the Warrant Holder.

                     An employee benefit plan subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), a plan described in Section 4975(e) of the Code, an entity whose underlying assets include plan assets by reason of any such plan's investment in the entity, including an individual retirement account or Keogh plan (any such, a "Plan") may purchase and hold Certificates if the Plan can represent and warrant that its purchase and holding of the Certificates would not be prohibited under ERISA or the Code.









                                     A-1-6

                                   ASSIGNMENT

                     FOR VALUE RECEIVED the undersigned hereby sells, assigns and transfers unto


PLEASE INSERT SOCIAL SECURITY
OR OTHER IDENTIFYING NUMBER
OF ASSIGNEE


(Please print or type name and address, including postal zip code, of assignee) the within Certificate, and all rights thereunder, hereby irrevocably constituting and appointing ______________ _____ Attorney to transfer said Certificate on the books of the Certificate Register, with full power of substitution in the premises.

Dated:


                                                          *

                                                 Signature Guaranteed:

                                                          *


*NOTICE: The signature to this assignment must correspond with the name as it appears upon the face of the within Certificate in every particular, without alteration, enlargement or any change whatever. Signatures must be guaranteed by an "eligible guarantor institution" meeting the requirements of the Certificate Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program ("STAMP") or such other "signature guarantee program" as may be determined by the Certificate Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.







                                     A-1-7

                                                                   Exhibit A-2

                       Form of Trust Certificate Class A-2
                       -----------------------------------

NUMBER [_]                                                          $[7,314,300]
                                                            CUSIP NO. [_______]

                       SEE REVERSE FOR CERTAIN DEFINITIONS

                     UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF [_______] OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO [_______] OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, [_______], HAS AN INTEREST HEREIN.

                     THIS CERTIFICATE REPRESENTS A PROPORTIONATE UNDIVIDED BENEFICIAL OWNERSHIP INTEREST IN THE TRUST AND DOES NOT EVIDENCE AN OBLIGATION OF, OR AN INTEREST IN, AND IS NOT GUARANTEED BY THE DEPOSITOR OR THE TRUSTEE OR ANY OF THEIR RESPECTIVE AFFILIATES. NEITHER THIS CERTIFICATE OR THE TRUST ASSETS ARE INSURED OR GUARANTEED BY ANY GOVERNMENTAL AGENCY OR ANY OTHER PERSON.


                             LEHMAN ABS CORPORATION

                      CORPORATE BACKED TRUST CERTIFICATES,

                  LIBERTY MEDIA DEBENTURE-BACKED SERIES 2001-32

                          $[7,314,300] PRINCIPAL AMOUNT

evidencing a proportionate undivided beneficial ownership interest in the Trust, as defined below, the property of which consists principally of $[_______] aggregate principal amount of 8.25% Senior Debentures due February 1, 2030, issued by Liberty Media Corporation (the "Underlying Security Issuer") and all payments received thereon (the "Trust Property"), deposited in trust by Lehman ABS Corporation (the "Depositor").

                     THIS CERTIFIES THAT [_______] is the registered owner of $[7,314,300] DOLLARS nonassessable, fully-paid, proportionate undivided beneficial ownership interest in the Corporate Backed Trust Certificates, Liberty Media Debenture-Backed Series 2001-32 Trust, formed by the Depositor.



                                     A-2-1

                     The Trust was created pursuant to a Standard Terms for Trust Agreements, dated as of January 16, 2001 (the "Standard Terms"), between the Depositor and U.S. Bank Trust National Association, a national banking association, not in its individual capacity but solely as Trustee (the "Trustee"), as supplemented by the Series Supplement, Series 2001-32, dated as of August 29, 2001 (the "Series Supplement" and, together with the Standard Terms, the "Trust Agreement"). This Certificate does not purport to summarize the Trust Agreement and reference is hereby made to the Trust Agreement for information with respect to the interests, rights, benefits, obligations, proceeds and duties evidenced hereby and the rights, duties and obligations of the Trustee with respect hereto. A copy of the Trust Agreement may be obtained from the Trustee by written request sent to the Corporate Trust Office. Capitalized terms used but not defined herein have the meanings assigned to them in the Trust Agreement.

                     This Certificate is one of the duly authorized Certificates designated as the "Corporate Backed Trust Certificates, Liberty Media Debenture-Backed Series 2001-32, Class A-2" (herein called the "Certificates"). This Certificate is issued under and is subject to the terms, provisions and conditions of the Trust Agreement, to which Trust Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound. The Trust Property consists of: (i) Underlying Securities described in the Trust Agreement; (ii) all payments on or collections in respect of the Underlying Securities accrued on or after August 29, 2001 together with any proceeds thereof; and (iii) all funds from time to time deposited with the Trustee relating to the Certificates, together with any and all income, proceeds and payments with respect thereto; provided, however, that any income from the investment of Trust funds in certain permitted investments ("Eligible Investments") does not constitute Trust Property.

                     Subject to the terms and conditions of the Trust Agreement (including the availability of funds for distributions) and until the obligation created by the Trust Agreement shall have terminated in accordance therewith, no distributions of interest will be made on this Certificate on any Distribution Date.

                     Subject to the terms and conditions of the Trust Agreement (including the availability of funds for distributions) and until the obligation created by the Trust Agreement shall have terminated in accordance therewith, the Trust will distribute on the Final Scheduled Distribution Date, to the Person in whose name this Certificate is registered on the applicable Record Date, an amount equal to such Certificateholder's proportionate undivided beneficial ownership interest in the amount required to be distributed to the Holders of the Certificates on such Final Scheduled Distribution Date.

                     The Record Date applicable to the Final Scheduled Distribution Date is the close of business on the day immediately preceding such Final Scheduled Distribution Date (whether or not a Business Day). If a payment with respect to the Underlying Securities is made to the Trustee after the date on which such payment was due, then the Trustee will distribute any such amounts received on the next occurring Business Day (a "Special Distribution Date").




                                     A-2-2

                     Each Certificateholder, by its acceptance of a Certificate, covenants and agrees that such Certificateholder will not at any time institute against the Trust, or join in any institution against the Trust of, any bankruptcy proceedings under any United States Federal or state bankruptcy or similar law in connection with any obligations relating to the Certificates or the Trust Agreement.

                     Distributions made on this Certificate will be made as provided in the Trust Agreement by the Trustee by wire transfer in immediately available funds, or check mailed to the Certificateholder of record in the Certificate Register without the presentation or surrender of this Certificate or the making of any notation hereon, except that with respect to Certificates registered on the Record Date in the name of the nominee of the Clearing Agency (initially, such nominee shall be Cede & Co.), payments will be made by wire transfer in immediately available funds to the account designated by such nominee. Except as otherwise provided in the Trust Agreement and notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Trustee of the pendency of such distribution and only upon presentation and surrender of this Certificate at the Corporate Trust Office or such other location as may be specified in such notice.

                     Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

                     Unless the certificate of authentication hereon has been executed by or on behalf of the Trustee, by manual signature, this Certificate shall not entitle the Holder hereof to any benefit under the Trust Agreement or be valid for any purpose.

                     THIS CERTIFICATE SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE HOLDER HEREOF SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.





                                     A-2-3

                     IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed as of the date set forth below.


                             CORPORATE BACKED TRUST CERTIFICATES, LIBERTY MEDIA DEBENTURE-BACKED SERIES 2001-32 TRUST


                             By: U.S. BANK TRUST NATIONAL ASSOCIATION
                             not in its individual capacity but solely as
                             Trustee,

                             By:
                                 ----------------------------------------------
                                  Authorized Signatory


Dated:  [_______]


                     TRUSTEE'S CERTIFICATE OF AUTHENTICATION

                     This is on one of the Corporate Backed Trust Certificates, Liberty Media Debenture-Backed Series 2001-32, described in the Trust Agreement referred to herein.

U.S. BANK TRUST NATIONAL ASSOCIATION
not in its individual capacity but solely as Trustee,


By:
   ---------------------------------------
    Authorized Signatory








                                     A-2-4

                            (REVERSE OF CERTIFICATE)

                     The Certificates are limited in right of distribution to certain payments and collections respecting the Underlying Securities, all as more specifically set forth herein and in the Trust Agreement. The registered Holder hereof, by its acceptance hereof, agrees that it will look solely to the Trust Property (to the extent of its rights therein) for distributions hereunder.

                     The Trust Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor and the Trustee and the rights of the Certificateholders under the Trust Agreement at any time by the Depositor and the Trustee with the consent of the holders of Class A-2 Certificates in the manner set forth in the Series Supplement and the Standard Terms. Any such consent by the Holder of this Certificate (or any predecessor Certificate) shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent in made upon this Certificate. The Trust Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

                     The Certificates are issuable in fully registered form only in minimum principal amounts of $1,000,000 and in integral multiples of $1 in excess thereof.

                     As provided in the Trust Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registerable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies of the Certificate Registrar maintained by the Trustee in the Borough of Manhattan, the City of New York, duly endorsed by or accompanied by an assignment in the form below and by such other documents as required by the Trust Agreement, and thereupon one or more new Certificates of the same class in authorized denominations evidencing the same principal amount will be issued to the designated transferee or transferees. The initial Certificate Registrar appointed under the Trust Agreement is U.S. Bank Trust National Association.

                     No service charge will be made for any registration of transfer or exchange, but the Trustee may require exchange of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

                     The Depositor and the Trustee and any agent of the Depositor or the Trustee may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Depositor, the Trustee, nor any such agent shall be affected by any notice to the contrary.

                     It is the intention of the parties to the Trust Agreement that the Trust created thereunder shall constitute a fixed investment trust for federal income tax purposes under Treasury Regulation Section 301.7701-4, and




                                     A-2-5
the Certificateholder agrees to treat the Trust, any distributions therefrom and its beneficial interest in the Certificates consistently with such characterization.

                     The Trust and the obligations of the Depositor and the Trustee created by the Trust Agreement with respect to the Certificates shall terminate upon the earliest to occur of (i) the distribution in full of all amounts due to Certificateholders and retirement of the Underlying Securities;
(ii) the distribution in full of all Underlying Securities to the exchanging Certificateholders on any Optional Exchange Date and any amounts due to Certificateholders on any Optional Exchange Date; (iii) the expiration of 21 years from the death of the last survivor of the descendants of Joseph P. Kennedy, the late Ambassador of the United States to the Court of St. James, living on the date hereof and (iv) the exercise of all outstanding Call Warrants by the Warrant Holder.

                     An employee benefit plan subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), a plan described in Section 4975(e) of the Code, an entity whose underlying assets include plan assets by reason of any such plan's investment in the entity, including an individual retirement account or Keogh plan (any such, a "Plan") may purchase and hold Certificates if the Plan can represent and warrant that its purchase and holding of the Certificates would not be prohibited under ERISA or the Code.










                                     A-2-6

                                   ASSIGNMENT

                     FOR VALUE RECEIVED the undersigned hereby sells, assigns and transfers unto

PLEASE INSERT SOCIAL SECURITY
OR OTHER IDENTIFYING NUMBER
OF ASSIGNEE


(Please print or type name and address, including postal zip code, of assignee) the within Certificate, and all rights thereunder, hereby irrevocably constituting and appointing _____________ ____ Attorney to transfer said Certificate on the books of the Certificate Register, with full power of substitution in the premises.

Dated:


                                                           *

                                                  Signature Guaranteed:

                                                           *


*NOTICE: The signature to this assignment must correspond with the name as it appears upon the face of the within Certificate in every particular, without alteration, enlargement or any change whatever. Signatures must be guaranteed by an "eligible guarantor institution" meeting the requirements of the Certificate Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program ("STAMP") or such other "signature guarantee program" as may be determined by the Certificate Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.







                                     A-2-7

                                                                   Exhibit B-1


                         Form of Class A-1 Call Warrant
                         ------------------------------

               CORPORATE BACKED TRUST CERTIFICATES, LIBERTY MEDIA
                     DEBENTURE-BACKED SERIES 2001-32 TRUST,

                                    CLASS A-1

                                  Call Warrant

                           Dated as of [_______], 2001

THIS CALL WARRANT HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE TRANSFERRED, SOLD OR OTHERWISE DISPOSED OF EXCEPT WHILE A REGISTRATION UNDER SUCH ACT IS IN EFFECT OR PURSUANT TO AN EXEMPTION THEREFROM UNDER SUCH ACT. THIS CALL WARRANT REPRESENTED HEREBY MAY BE TRANSFERRED ONLY IN COMPLIANCE WITH THE CONDITIONS SPECIFIED IN THIS CALL WARRANT.

               CORPORATE BACKED TRUST CERTIFICATES, LIBERTY MEDIA
                     DEBENTURE-BACKED SERIES 2001-32 TRUST,

                                    CLASS A-1

                                  Call Warrant

                              [4,827,428] Warrants

 (Each Call Warrant relates to $[25] principal amount of Class A-1 Certificates)

         First Call Date: [_______], 2006 (subject to the terms hereof)


No. W-[__]                                                      [_______], 2001


         Corporate Backed Trust Certificates, Liberty Media Debenture-Backed Series 2001-32 Trust (the "Trust"), a trust created under the laws of the State of New York pursuant to a Standard Terms for Trust Agreements, dated as of January 16, 2001 (the "Agreement"), between Lehman ABS Corporation (the "Depositor") and U.S. Bank Trust National Association, a national banking association, not in its individual capacity but solely as Trustee (the "Trustee"), as supplemented by the Series Supplement 2001-32, dated as of [_______], 2001 (the "Series Supplement") and, together with the Agreement, the "Trust Agreement"), between the Depositor and the Trustee, for value received, hereby certifies that [_______] or registered assigns, is entitled to call 4,827,428 8.75% Class A-1 Certificates due February 1, 2030 (the "Certificates"), issued by Corporate Backed Trust Certificates, Liberty Media Debenture-Backed Series 2001-32 Trust in whole or in part on any Call Date (as defined below) designated




                                     B-1-1
by the holder of this instrument (this "Call Warrant") at a call price equal to the Call Price (as defined below), all subject to the terms and conditions set forth below.

           Certain capitalized terms used in this Call Warrant are defined in
Article IV hereof; capitalized terms used but not defined herein shall have the respective meanings set forth in the Trust Agreement; references to an "Exhibit" are, unless otherwise specified, to one of the Exhibits attached to this Call Warrant and references to a "Section" are, unless otherwise specified, to one of the sections of this Call Warrant.


                                   ARTICLE I

                           Exercise of Call Warrants

           Section 1.1 Manner of Exercise. (a) This Call Warrant may be exercised by the holder hereof (each, a "Warrant Holder"), in whole or in part, on any Call Date, set forth in a written notice delivered to the Warrant Agent and the Trustee at any time on or before the Business Day that is at least 5 Business Days before such Call Date, by surrender of this Call Warrant to the Warrant Agent at its office set forth in Section 6.3 hereof no later than 10:00 a.m. (New York City time) on such Call Date; provided that such holder shall have made payment to the Warrant Agent, by wire transfer or other immediately available funds acceptable to the Warrant Agent, in the amount of the applicable Call Price, in a manner such that funds are available to the Warrant Agent no later than 10:00 a.m. (New York City time) on such Call Date, and such holder shall thereupon be entitled to delivery of the Certificates in a Certificate Principal Amount equal to $25 per Call Warrant (if exercised in whole); provided further that the Warrant Holder may only exercise Call warrants if it is simultaneously exercising Call Warrants relating to Class A-1 Certificates and Call Warrants relating to Class A-2 Certificates which represent a like percentage of all Class A-1 Certificates and Class A-2 Certificates, respectively; provided further that if the Warrant Holder is the Depositor or an Affiliate thereof, such Warrant Holder shall not be entitled to delivery of the Certificates being called (the "Called Certificates"), and shall only be entitled to receive the cash proceeds of the sale of the Underlying Securities related to such Called Certificates; and provided further that the Warrant Holder may not exercise this Call Warrant at any time when such Warrant Holder is insolvent, and in connection therewith, such Warrant Holder shall be required to certify that it is solvent at the time of exercise settlement, by completing the Form of Subscription attached to this Call Warrant and delivering such completed Form of Subscription to the Trustee on or prior to the Call Date and deliver to the Trustee a form reasonably satisfactory to the Trustee of the opinion and the solvency certificate required pursuant to Section 7(b)(iv) of the Series Supplement.

           (b) The Warrant Agent shall notify the Trustee immediately upon receipt by the Warrant Agent of a notice by the holder of this Call Warrant and upon receipt of payment of the applicable Call Price from such holder pursuant to clause (a) of this Section 1.1. The Warrant Agent shall transfer each payment made by the holder hereof pursuant to clause (a) of this Section 1.1 to the Trustee in immediately available funds, for application pursuant to the Trust




                                     B-1-2

Agreement on the applicable Call Date (and, pending such transfer, shall hold each such payment for the benefit of the holder hereof in a segregated trust account).

           (c) A notice by the holder of a Call Warrant does not impose any obligations on a holder of a Call Warrant in any way to pay any Call Price. If, by 10:00 a.m. (New York City time) on the Call Date, the holder of the Call Warrant being exercised has not paid the Call Price, then such notice shall automatically expire and none of the holder of such Call Warrant, the Warrant Agent and the Trustee shall have any obligations with respect to such notice by the holder of such Call Warrant. The expiration of a notice by the holder of this Call Warrant shall in no way affect a holder of a Call Warrant's right to subsequently deliver a notice which satisfies the terms of the Trust Agreement.

           Section 1.2 Transfer of Certificates. As soon as practicable after each surrender of this Call Warrant, in whole or in part on the Call Date and upon satisfaction of all other requirements described in this Call Warrant, the Warrant Agent shall instruct the Trustee to cause a number of the Class A-1 Certificates equal to the number of the Call Warrants being exercised hereunder to reflect the new beneficial ownership of the Class A-1 Certificates, and, in case such exercise is in part only, a new Call Warrant of like tenor, representing the remaining outstanding Call Warrants of the holder, shall be delivered by the Warrant Agent to the holder hereof.

           Section 1.3 Cancellation and Destruction of Call Warrant. All Call Warrants surrendered to the Warrant Agent for the purpose of exercise (in whole or in part) pursuant to Section 1.1 and actually exercised, or for the purpose of transfer or exchange pursuant to Article III, shall be cancelled by the Warrant Agent, and no Call Warrant shall be issued in lieu thereof. The Warrant Agent shall destroy all cancelled Call Warrants.

           Section 1.4 No Rights as Holder of Certificates Conferred by Call Warrants. Prior to the exercise hereof, this Call Warrant shall not entitle the holder hereof to any of the rights of a holder of the Certificates, including, without limitation, the right to receive the payment of any amount on or in respect of the Certificates or to enforce any of the covenants of the Trust Agreement.

                                   ARTICLE II

                            Restrictions on Transfer

           Section 2.1 Restrictive Legends. Except as otherwise permitted by this Article II, each Call Warrant (including each Call Warrant issued upon the transfer of any Call Warrant) shall be issued with a legend in substantially the following form:

           "This Call Warrant has not been registered under the Securities Act of 1933, as amended, and may not be transferred, sold or otherwise disposed of except while a registration under such Act is in effect or pursuant to an



                                     B-1-3
exemption therefrom under such Act. This Call Warrant represented hereby may be transferred only in compliance with the conditions specified in this Call Warrant."

           Section 2.2 Notice of Proposed Transfer. Prior to any transfer of any Call Warrant or portion thereof, the holder hereof will give five (5) Business Days (or such lesser period acceptable to the Warrant Agent) prior written notice to the Warrant Agent of such holder's intention to effect such transfer.

                                  ARTICLE III

                Registration and Transfer of Call Warrants, etc.

           Section 3.1 Warrant Register; Ownership of Call Warrants. The Warrant Agent will keep a register in which the Warrant Agent will provide for the registration of Call Warrants and the registration of transfers of Call Warrants representing whole numbers of Call Warrants. The Trustee and the Warrant Agent may treat the Person in whose name any Call Warrant is registered on such register so the owner thereof for all purposes, and the Trustee and the Warrant Agent shall not be affected by any notice to the contrary.

           Section 3.2 Transfer and Exchange of Call Warrants. Upon surrender of any Call Warrant for registration of transfer or for exchange to the Warrant Agent, the Warrant Agent shall (subject to compliance with Article II) execute and deliver, and cause the Trustee, on behalf of the Trust, to execute and deliver, in exchange therefor, a new Call Warrant of like tenor and evidencing a like whole number of Call Warrants, in the name of such holder or as such holder (upon payment by such holder of any applicable transfer taxes or government charges) may direct.

           Section 3.3 Replacement of Call Warrants Upon receipt of evidence reasonably satisfactory to the Warrant Agent of the loss, theft, destruction or mutilation of any Call Warrant and, in the case of any such loss, theft or destruction of any Call Warrant, upon delivery of an indemnity bond in such reasonable amount as the Warrant Agent may determine, or, in the case of any such mutilation, upon the surrender of such Call Warrant for cancellation to the Warrant Agent, the Warrant Agent shall execute and deliver, and cause the Trustee, on behalf of the Trust, to execute and deliver, in lieu thereof, a new Call Warrant of like tenor bearing a number not contemporaneously outstanding.

           Section 3.4 Execution and Delivery of Call Warrants by Trustee. The Trustee, on behalf of the Trust, hereby agrees (subject to compliance with Article II) to execute and deliver such new Call Warrants issued in accordance with Section 1.2 or this Article III as the Warrant Agent shall request in accordance herewith.



                                     B-1-4

                                   ARTICLE IV

                                   Definitions

           As used herein, unless the context otherwise requires, the following terms have the following respective meanings:

           "Business Day":  As defined in the Trust Agreement.

           "Call Date": Any day occurring on or after [_______], 2006, or after the announcement of any redemption or other unscheduled payment of the Certificates on which the Call Warrants are exercised and the proceeds of an Optional Call (as defined in the Series Supplement) are distributed to the Holders of the Certificates pursuant to Section 7 of the Series Supplement.

           "Call Price": An amount paid by the Warrant Holder on each Call Date equal to the principal amount of the Certificates being purchased pursuant to the exercise of the Call Warrants plus accrued and unpaid interest (including any deferred distributions with interest thereon) to and including the Call Date.

           "Call Warrant": This instrument evidencing the right to call the Certificates.

           "Closing Date":  [_______], 2001.

           "Depositor": As defined in the introduction to this Call Warrant, or any successor thereto under the Trust Agreement.

           "Depositor Order":  As defined in the Trust Agreement.

           "Person": Any individual, corporation, partnership, joint venture, association, joint stock company, trust (including any beneficiary thereof), unincorporated organization or government or any agency or political subdivision thereof.

           "Rating Agencies": Standard & Poor's Ratings Services and Moody's Investors Service, Inc. and any thereto.

           "Responsible Officer":  As defined in the Trust Agreement.

           "Securities Act": The Securities Act of 1933, or any similar federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

           "Trust":  As defined in the introduction to this Call Warrant.

           "Trust Agreement": The Standard Terms for Trust Agreements, dated as of January 16, 2001, between the Depositor and the Trustee, as supplemented by the Series Supplement 2001-32, dated as of August 29, 2001, between the




                                     B-1-5

Depositor and the Trustee, incorporating by reference the definitions and assumptions thereto, as the same may be amended or modified from time to time.

           "Trustee": As defined in the introduction to this Warrant, or any successor thereto under the Trust Agreement.

           "Warrant Agent": U.S. Bank Trust National Association, a national banking association, in its capacity as warrant agent hereunder, or any successor thereto hereunder.

                                   ARTICLE V

                                 Warrant Agent

           Section 5.1 Limitation on Liability. The Warrant Agent shall be protected and shall incur no liability for or in respect of any action taken, suffered or omitted by it in connection with its administration of the Call Warrants in reliance upon any instrument of assignment or transfer, power of attorney, endorsement, affidavit, letter, notice, direction, consent, certificate, statement or other paper or document in good faith believed by it to be genuine and to be signed, executed and, where necessary, verified and acknowledged, by the proper Person or Persons.

           Section 5.2 Duties of Warrant Agent. The Warrant Agent undertakes only the specific duties and obligations imposed hereunder upon the following terms and conditions, by all of which the Depositor, the Trust, the Trustee and each holder of a Call Warrant shall be bound:

           (a) The Warrant Agent may consult with legal counsel (who may be legal counsel for the Depositor), and the opinion of such counsel shall be full and complete authorization and protection to the Warrant Agent as to any action taken or omitted by it in good faith and in accordance with such opinion, provided the Warrant Agent shall have exercised reasonable care in the selection by it of such counsel.

           (b) Whenever in the performance of its duties hereunder, the Warrant Agent shall deem it necessary or desirable that any fact or matter be proved or established by the Depositor or the Trustee prior to taking or suffering any action hereunder, such fact or matter may be deemed to be conclusively proved and established by a Depositor Order or a certificate signed by a Responsible Officer of the Trustee and delivered to the Warrant Agent; and such certificate shall be full authorization to the Warrant Agent for any action taken or suffered in good faith by it hereunder in reliance upon such certificate.

           (c) The Warrant Agent shall be liable hereunder only for its own negligence, willful misconduct or bad faith.




                                     B-1-6

           (d) The Warrant Agent shall not be liable for or by reason of any of the statements of fact or recitals contained herein or be required to verify the same, but all such statements and recitals are and shall be deemed to have been made by the Trust and the Depositor only.

           (e) The Warrant Agent shall not have any responsibility in respect of and makes no representation as to the validity of this Call Warrant or the execution and delivery hereof (except the due execution hereof by the Warrant Agent); nor shall it be responsible for any breach by the Trust of any covenant or condition contained in this Call Warrant; nor shall it by any act hereunder be deemed to make any representation or warranty as to the Certificates to be purchased hereunder.

           (f) The Warrant Agent is hereby authorized and directed to accept instructions with respect to the performance of its duties hereunder from the Chairman of the Board, the Chief Executive Officer, Chief Financial Officer, Chief Operating Officer, President, a Vice President, a Senior Vice President, a Managing Director, its Treasurer, an Assistant Treasurer, its Secretary or an Assistant Secretary of the Depositor, and any Responsible Officer of the Trustee, and to apply to such officers for advice or instructions in connection with its duties, and it shall not be liable for any action taken or suffered to be taken by it in good faith in accordance with instructions of any such officer.

           (g) The Warrant Agent and any shareholder, director, officer or employee of the Warrant Agent may buy, sell or deal in any of the Call Warrants or other securities of the Trust or otherwise act as fully and freely as though it were not Warrant Agent hereunder, so long as such persons do so in full compliance with all applicable laws. Nothing herein shall preclude the Warrant Agent from acting in any other capacity for the Trust, the Depositor or for any other legal entity.

           (h) The Warrant Agent may execute and exercise any of the rights or powers hereby vested in it or perform any duty hereunder either itself or by or through its attorneys or agents.

           (i) The Warrant Agent shall act solely as the agent of the Trust hereunder. The Warrant Agent shall not be liable except for the failure to perform such duties as are specifically set forth herein, and no implied covenants or obligations shall be read into this Call Warrant against the Warrant Agent, whose duties shall be determined solely by the express provisions hereof. The Warrant Agent shall not be deemed to be a fiduciary.

           (j) The Warrant Agent shall not be responsible for any failure on the part of the Trustee to comply with any of its covenants and obligations contained herein.

           (k) The Warrant Agent shall not be under any obligation or duty to institute, appear in or defend any action, suit or legal proceeding in respect hereof, unless first indemnified to its satisfaction, but this provision shall not affect the power of the Warrant Agent to take such action as the Warrant Agent may consider proper, whether with or without such indemnity. The Warrant




                                     B-1-7

Agent shall promptly notify the Depositor and the Trustee in writing of any claim made or action, suit or proceeding instituted against it arising out of or in connection with this Call Warrant.

           (l) The Trustee will perform, execute, acknowledge and deliver or cause to be performed, executed, acknowledged and delivered all such further acts, instruments and assurances as may be required by the Warrant Agent in order to enable it to carry out or perform its duties hereunder.

           Section 5.3 Change of Warrant Agent. The Warrant Agent may resign and be discharged from its duties hereunder upon thirty (30) days notice in writing mailed to the Depositor and the Trustee by registered or certified mail, and to the holders of the Call Warrants by first-class mail at the expense of the Depositor; provided that no such resignation or discharge shall become effective until a successor Warrant Agent shall have been appointed hereunder. The Depositor may remove the Warrant Agent or any successor Warrant Agent upon thirty (30) days notice in writing, mailed to the Warrant Agent or successor Warrant Agent, as the case may be, and to the holders of the Call Warrants by first-class mail; provided further that no such removal shall become effective until a successor Warrant Agent shall have teen appointed hereunder. If the Warrant Agent shall resign or be removed or shall otherwise become incapable of acting, the Depositor shall promptly appoint a successor to the Warrant Agent, which may be designated as an interim Warrant Agent. If an interim Warrant Agent is designated, the Depositor shall then appoint a permanent successor to the Warrant Agent, which may be the interim Warrant Agent. If the Depositor shall fail to make such appointment of a permanent successor within a period of thirty
(30) days after such removal or within sixty (60) days after notification in writing of such resignation or incapacity by the resigning or incapacitated Warrant Agent or by the holder of a Call Warrant, then the Warrant Agent or registered holder of any Warrant may apply to any court of competent jurisdiction for the appointment of such a successor. Any successor to the Warrant Agent appointed hereunder must be rated in one on the four highest rating categories by the Rating Agencies. Any entity which may be merged or consolidated with or which shall otherwise succeed to substantially all of the trust or agency business of the Warrant Agent shall be deemed to be the successor Warrant Agent without any further action.

                                   ARTICLE VI

                                 Miscellaneous

           Section 6.1 Remedies. The remedies at law of the holder of this Call Warrant in the event of any default or threatened default by the Warrant Agent in the performance of or compliance with any of the terms of this Call Warrant are not and will not be adequate and, to the full extent permitted by law, such terms may be specifically enforced by a decree for the specific performance of any agreement contained herein or by an injunction against a violation of any of the terms hereof or otherwise.




                                     B-1-8

           Section 6.2 Limitation on Liabilities of Holder. Nothing contained in this Call Warrant shall be construed as imposing any obligation on the holder hereof to purchase any of the Certificates except in accordance with the terms hereof.

           Section 6.3 Notices. All notices and other communications under this Call Warrant shall be in writing and shall be delivered, or mailed by registered or certified mail, return receipt requested, by a nationally recognized overnight courier, postage prepaid, addressed (a) if to any holder of any Call Warrant, at the registered address of such holder as set forth in the register kept by the Warrant Agent or (b) if to the Warrant Agent, to 100 Wall Street, Suite 1600, New York, New York 10005, Attention: Corporate Trust or to such other address notice of which the Warrant Agent shall have given to the holder hereof and the Trustee or (c) if to the Trust or the Trustee, to the Corporate Trust Office (as set forth in the Trust Agreement); provided that the exercise of any Call Warrant shall be effective on the manner provided in Article I.

           Section 6.4 Amendment. (a) This Call Warrant may be amended from time to time by the Depositor, the Trustee and the Warrant Agent without the consent of any holder hereof, upon receipt of an opinion of counsel satisfactory to the Warrant Agent that the provisions hereof have been satisfied and that such amendment would not alter the status of the Trust as a grantor trust under the Code, for any of the following purposes: (i) to cure any ambiguity or to correct or supplement any provision herein which may be defective or inconsistent with any other provision herein or to provide for any other terms or modify any other provisions with respect to matters or questions arising under this Warrant which shall nor adversely affect in any material respect the interests of the holder hereof or any holder of a Certificate or (ii) to evidence and provide for the acceptance of appointment hereunder of a Warrant Agent other than U.S. Bank Trust National Association.

           (b) Without limiting the generality of the foregoing, this Call Warrant may also be modified or amended from time to time by the Depositor, the Trustee and the Warrant Agent with the consent of the holders of 66-2/3% of the Call Warrants, upon receipt of an opinion of counsel satisfactory to the Warrant Agent that the provisions hereof (including, without limitation, the following proviso) have seen satisfied, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Call Warrant or of modifying in any manner the rights of the holders of this Call Warrant; provided, however, that no such amendment shall (i) adversely affect in any material respect the interests of holders of Certificates without the consent of the holders of Certificates evidencing nor less than the Required Percentage-Amendment of the aggregate Voting Rights of such affected Certificates (as such terms are defined in the Trust Agreement) and without written confirmation from the Rating Agencies that such amendment will not result in a downgrading or withdrawal of its rating of the Certificates; (ii) alter the dates on which Call Warrants are exercisable or the amounts deliverable upon exercise of a Warrant without the consent of the holders of Certificates evidencing not less than 100% of the aggregate Voting Rights of such affected Certificates and the holders of 100% of the affected Call Warrants or (iii) reduce the percentage of aggregate Voting Rights required by (i) or
(ii) without the consent of the holders of all such affected Certificates.




                                     B-1-9

Notwithstanding any other provision of this Warrant, this Section 6.4(b) shall not be amended without the consent of the holders of 100% of the affected Call Warrants.

           (c) Promptly after the execution of any such amendment or modification, the Warrant Agent shall furnish a copy of such amendment or modification to each holder of a Call Warrant, to the Trustee and to the Rating Agencies. It shall not be necessary for the consent of holders of Call Warrants or Certificates under this Section to approve the particular form of any proposed amendment, but it shall be sufficient if such consent shall approve the substance thereof. The manner of obtaining such consents and of evidencing the authorization of the execution thereof shall be subject to such reasonable regulations as the Warrant Agent may prescribe.

           Section 6.5 Expiration. The right to exercise this Call Warrant shall expire on the earliest to occur of (a) the cancellation hereof, (b) the termination of the Trust Agreement or (c) the liquidation, disposition, or maturity of all of the Certificates.

           Section 6.6 Descriptive Headings. The headings in this Call Warrant are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

           Section 6.7 GOVERNING LAW. THIS CALL WARRANT SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, AND THE RIGHTS OF THE PARTIES SHALL BE GOVERNED BY, THE LAW OF THE STATE OF NEW YORK, WITHOUT REGARD TO PRINCIPLES OF CONFLICT OF LAWS.

           Section 6.8 Judicial Proceedings; Waiver of Jury. Any judicial proceeding brought against the Trust, the Trustee or the Warrant Agent with respect to this Call Warrant may be brought in any court of competent jurisdiction in the County of New York, State of New York or of the United States of America for the Southern District of New York and, by execution and delivery of this Call Warrant, the Trustee on behalf of the Trust and the Warrant Agent (a) accept, generally and unconditionally, the nonexclusive jurisdiction of such courts and any related appellate court, and irrevocably agree that the Trust, the Trustee and the Warrant Agent shall be bound by any judgment rendered thereby in connection with this Call Warrant, subject to any rights of appeal, and (b) irrevocably waive any objection that the Trust or the Trustee, the Warrant Agent may now or hereafter have as to the venue of any such suit, action or proceeding brought in such a court or that such court is an inconvenient forum. Each party hereto hereby waives, to the fullest extent permitted by law, any right to a trial by jury in respect of any litigation arising directly or indirectly out of, under or in connection with any of the transaction documents or any of the transactions contemplated hereunder. Each party hereto (a) certifies that no representative, agent or attorney of any party hereto has represented, expressly or otherwise, that it would not, in the event of litigation, seek to enforce the foregoing waiver and (b) acknowledges that it has been induced to enter into the transaction documents to which it is a party by, among other things, this waiver.



                                     B-1-10

           Section 6.9 Nonpetition Covenant; No Recourse. Each of (i) the holder of this Call Warrant by its acceptance hereof, and (ii) the Warrant Agent agrees, that it shall not (and, in the case of the holder, that it shall not direct the Warrant Agent to), until the date which is one year and one day after the payment in full of the Certificates and all other securities issued by the Trust, the Depositor or entities formed, established or settled by the Depositor, acquiesce, petition or otherwise invoke or cause the Trust, the Depositor, or any such other entity to invoke the process of the United States of America, any State or other political subdivision thereof or any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government for the purpose of commencing or sustaining a case by or against the Trust, the Depositor or any such other entity under a federal or state bankruptcy, insolvency or similar law or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of the Trust, the Depositor or any such other entity or all or any part of the property or assets of Trust, the Depositor or any such other entity or ordering the winding up or liquidation of the affairs of the Trust, the Depositor or any such other entity.












                                     B-1-11

           Each of (i) the holder of this Call Warrant, by its acceptance hereof, and (ii) the Warrant Agent agrees, that it shall not have any recourse to the Certificates.

                                     U.S. BANK TRUST NATIONAL ASSOCIATION,
                                           not in its individual
                                           capacity but solely as
                                           Trustee and Authenticating Agent


                                     By:_____________________________________
                                          Authorized Signatory

                                     U.S. BANK TRUST NATIONAL ASSOCIATION,
                                           as Warrant Agent


                                     By:_____________________________________
                                          Authorized Signatory













                                     B-1-12

                              FORM OF SUBSCRIPTION

           [To be executed only upon exercise of Call Warrants]

           To:       Corporate Backed Trust Certificates, Series 2001-32 Trust

                     U.S. Bank Trust National Association, as Trustee 100 Wall Street, Suite 1600
                     New York, New York 10005
                     Attention:  Corporate Trust

           The undersigned registered holder of the within Call Warrant, having previously given notice thereof in accordance with the terms of the Call Warrant, hereby irrevocably exercises Warrant(s) for, and purchases pursuant thereto, the Certificates receivable upon such exercise, and herewith makes payment of $[ ] per Call Warrant therefor, and requests that such Certificates be transferred to __________ [insert information required for transfer of Certificates]. In connection therewith, the undersigned hereby certifies that it is solvent as of the date hereof, as required by Section 1.1 of the Call Warrant.

Dated:

           (Signature must conform in all respects to name of holder as specified on the face of Call Warrant)

           (Street Address)
           (City) (State) (Zip Code)










                                     B-1-13

                               FORM OF ASSIGNMENT

           [To be executed only upon transfer of Call Warrant]

           For value received, the undersigned registered holder of the within Call Warrant hereby sells, assigns and transfers unto ______ the _______ Call Warrant(s) [Must be whole number] to purchase Certificates to which such Call Warrant relates, and appoints Attorney to make such transfer on the books of the Warrant Agent maintained for such purpose, with full power of substitution in the premises.

Dated:

           (Signature must conform in all respects to name of holder as specified on the face of Warrant)

           (Street Address)
           (City State) (Zip Code)

Signed in the presence of:















                                     B-1-14

                                                                   Exhibit B-2


                         Form of Class A-2 Call Warrant
                         ------------------------------

               CORPORATE BACKED TRUST CERTIFICATES, LIBERTY MEDIA
                     DEBENTURE-BACKED SERIES 2001-32 TRUST,

                                    CLASS A-2

                                  Call Warrant

                           Dated as of [_______], 2001

THIS CALL WARRANT HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE TRANSFERRED, SOLD OR OTHERWISE DISPOSED OF EXCEPT WHILE A REGISTRATION UNDER SUCH ACT IS IN EFFECT OR PURSUANT TO AN EXEMPTION THEREFROM UNDER SUCH ACT. THIS CALL WARRANT REPRESENTED HEREBY MAY BE TRANSFERRED ONLY IN COMPLIANCE WITH THE CONDITIONS SPECIFIED IN THIS CALL WARRANT.

               CORPORATE BACKED TRUST CERTIFICATES, LIBERTY MEDIA
                     DEBENTURE-BACKED SERIES 2001-32 TRUST,

                                    CLASS A-2

                                  Call Warrant

                             [73,143] Call Warrants

(Each Call Warrant related to $[100] principal amount of Class A-2 Certificates)

         First Call Date: [_______], 2006 (subject to the terms hereof)

No. W-[__]                                                      [_______], 2001


         Corporate Backed Trust Certificates, Liberty Media Debenture-Backed Series 2001-32 Trust (the "Trust"), a trust created under the laws of the State of New York pursuant to a Standard Terms for Trust Agreements, dated as of January 16, 2001 (the "Agreement"), between Lehman ABS Corporation (the "Depositor") and U.S. Bank Trust National Association, a national banking association, not in its individual capacity but solely as Trustee (the "Trustee"), as supplemented by the Series Supplement 2001-32, dated as of [_______], 2001 (the "Series Supplement") and, together with the Agreement, the "Trust Agreement"), between the Depositor and the Trustee, for value received, hereby certifies that [_______] or registered assigns, is entitled to call $[7,314,300] aggregate principal amount of Class A-2 Certificates due February 1, 2030, issued by Corporate Backed Trust Certificates, Liberty Media Debenture-Backed Series 2001-32 Trust in whole or part on any Call Date (as defined below)




                                     B-2-1
designated by the holder of this instrument (this "Call Warrant") at a call price equal to the Call Price (as defined below), all subject to the terms and conditions set forth below.

           Certain capitalized terms used in this Call Warrant are defined in
Article IV hereof; capitalized terms used but not defined herein shall have the respective meanings set forth in the Trust Agreement; references to an "Exhibit" are, unless otherwise specified, to one of the Exhibits attached to this Call Warrant and references to a "Section" are, unless otherwise specified, to one of the sections of this Call Warrant.

                                   ARTICLE I

                            Exercise of Call Warrants

           Section 1.1 Manner of Exercise. (a) This Call Warrant may be exercised by the holder hereof (each, a "Warrant Holder"), in whole or in part, on any Call Date, set forth in a written notice delivered to the Warrant Agent and the Trustee at any time on or before the Business Day that is at least 5 Business Days before such Call Date, by surrender of this Call Warrant to the Warrant Agent at its office set forth in Section 6.3 hereof no later than 10:00 a.m. (New York City time) on such Call Date; provided that such holder shall have made payment to the Warrant Agent, by wire transfer or other immediately available funds acceptable to the Warrant Agent, in the amount of the applicable Call Price, in a manner such that funds are available to the Warrant Agent no later than 10:00 a.m. (New York City time) on such Call Date, and such holder shall thereupon be entitled to delivery of the Certificates in a Certificate Principal Amount equal to $25 per Call Warrant (if exercised in whole); provided further that the Warrant Holder may only exercise Call warrants if it is simultaneously exercising Call Warrants relating to Class A-1 Certificates and Call Warrants relating to Class A-2 Certificates which represent a like percentage of all Class A-1 Certificates and Class A-2 Certificates, respectively; provided further that if the Warrant Holder is the Depositor or an Affiliate thereof, such Warrant Holder shall not be entitled to delivery of the Certificates being called (the "Called Certificates"), and shall only be entitled to receive the cash proceeds of the sale of the Underlying Securities related to such Called Certificates; and provided further that the Warrant Holder may not exercise this Call Warrant at any time when such Warrant Holder is insolvent, and in connection therewith, such Warrant Holder shall be required to certify that it is solvent at the time of exercise settlement, by completing the Form of Subscription attached to this Call Warrant and delivering such completed Form of Subscription to the Trustee on or prior to the Call Date and deliver to the Trustee a form reasonably satisfactory to the Trustee of the opinion and the solvency certificate required pursuant to Section 7(b)(iv) of the Series Supplement.

           (b) The Warrant Agent shall notify the Trustee immediately upon receipt by the Warrant Agent of a notice by the holder of this Call Warrant and upon receipt of payment of the applicable Call Price from such holder pursuant to clause (a) of this Section 1.1. The Warrant Agent shall transfer each payment made by the holder hereof pursuant to clause (a) of this Section 1.1 to the Trustee in immediately available funds, for application pursuant to the Trust Agreement on the applicable Call Date (and, pending such transfer, shall hold




                                     B-2-2
each such payment for the benefit of the holder hereof in a segregated trust account).

           (c) A notice by the holder of a Call Warrant does not impose any obligations on a holder of a Call Warrant in any way to pay any Call Price. If, by 10:00 a.m. (New York City time) on the Call Date, the holder of the Call Warrant being exercised has not paid the Call Price, then such notice shall automatically expire and none of the holder of such Call Warrant, the Warrant Agent and the Trustee shall have any obligations with respect to such notice by the holder of such Call Warrant. The expiration of a notice by the holder of this Call Warrant shall in no way affect a holder of a Call Warrant's right to subsequently deliver a notice which satisfies the terms of the Trust Agreement.

           Section 1.2 Transfer of Certificates. As soon as practicable after each surrender of this Call Warrant, in whole or in part on the Call Date and upon satisfaction of all other requirements described in this Call Warrant, the Warrant Agent shall instruct the Trustee to cause a number of the Class A-1 Certificates equal to the number of the Call warrants being exercised hereunder to reflect the new beneficial ownership fo the Class A-1 Certificates, and, in case such exercise is in part only, a new Call Warrant of like tenor, representing the remaining outstanding Call Warrants of the holder, shall be delivered by the Warrant Agent to the holder hereof.

           Section 1.3 Cancellation and Destruction of Call Warrant. All Call Warrants surrendered to the Warrant Agent for the purpose of exercise (in whole or in part) pursuant to Section 1.1 and actually exercised, or for the purpose of transfer or exchange pursuant to Article III, shall be cancelled by the Warrant Agent, and no Call Warrant shall be issued in lieu thereof. The Warrant Agent shall destroy all cancelled Call Warrants.

           Section 1.4 No Rights as Holder of Certificates Conferred by Call Warrants. Prior to the exercise hereof, this Call Warrant shall not entitle the holder hereof to any of the rights of a holder of the Certificates, including, without limitation, the right to receive the payment of any amount on or in respect of the Certificates or to enforce any of the covenants of the Trust Agreement.

                                   ARTICLE II

                            Restrictions on Transfer

           Section 2.1 Restrictive Legends. Except as otherwise permitted by this Article II, each Call Warrant (including each Call Warrant issued upon the transfer of any Call Warrant) shall be issued with a legend in substantially the following form:

           "This Call Warrant has not been registered under the Securities Act of 1933, as amended, and may not be transferred, sold or otherwise disposed of except while a registration under such Act is in effect or pursuant to an exemption therefrom under such Act. This Call Warrant represented hereby may be




                                     B-2-3
transferred only in compliance with the conditions specified in this Call Warrant."

           Section 2.2 Notice of Proposed Transfer. Prior to any transfer of any Call Warrant or portion thereof, the holder hereof will give five (5) Business Days (or such lesser period acceptable to the Warrant Agent) prior written notice to the Warrant Agent of such holder's intention to effect such transfer.

                                  ARTICLE III

                Registration and Transfer of Call Warrants, etc.

           Section 3.1 Warrant Register; Ownership of Call Warrants. The Warrant Agent will keep a register in which the Warrant Agent will provide for the registration of Call Warrants and the registration of transfers of Call Warrants representing whole numbers of Call Warrants. The Trustee and the Warrant Agent may treat the Person in whose name any Call Warrant is registered on such register so the owner thereof for all purposes, and the Trustee and the Warrant Agent shall not be affected by any notice to the contrary.

           Section 3.2 Transfer and Exchange of Call Warrants. Upon surrender of any Call Warrant for registration of transfer or for exchange to the Warrant Agent, the Warrant Agent shall (subject to compliance with Article II) execute and deliver, and cause the Trustee, on behalf of the Trust, to execute and deliver, in exchange therefor, a new Call Warrant of like tenor and evidencing a like whole number of Call Warrants, in the name of such holder or as such holder (upon payment by such holder of any applicable transfer taxes or government charges) may direct.

           Section 3.3 Replacement of Call Warrants Upon receipt of evidence reasonably satisfactory to the Warrant Agent of the loss, theft, destruction or mutilation of any Call Warrant and, in the case of any such loss, theft or destruction of any Call Warrant, upon delivery of an indemnity bond in such reasonable amount as the Warrant Agent may determine, or, in the case of any such mutilation, upon the surrender of such Call Warrant for cancellation to the Warrant Agent, the Warrant Agent shall execute and deliver, and cause the Trustee, on behalf of the Trust, to execute and deliver, in lieu thereof, a new Call Warrant of like tenor bearing a number not contemporaneously outstanding.

           Section 3.4 Execution and Delivery of Call Warrants by Trustee. The Trustee, on behalf of the Trust, hereby agrees (subject to compliance with Article II) to execute and deliver such new Call Warrants issued in accordance with Section 1.2 or this Article III as the Warrant Agent shall request in accordance herewith.



                                     B-2-4

                                   ARTICLE IV

                                   Definitions

           As used herein, unless the context otherwise requires, the following terms have the following respective meanings:

           "Accreted Principal Amount":  As defined in the Series Supplement.

           "Business Day":  As defined in the Trust Agreement.

           "Call Date": Any day occurring on or after [_______], 2006, or after the announcement of any redemption or other unscheduled payment of the Certificates on which the Call Warrants are exercised and the proceeds of an Optional Call (as defined in the Series Supplement) are distributed to the Holders of the Certificates pursuant to Section 7 of the Series Supplement.

           "Call Price": An amount for each Call Date equal to the Accreted Principal Amount of the Class A-2 Certificates to be purchased by the Warrant Holder on such date.

           "Call Warrant": This instrument evidencing the right to call the Certificates.

           "Closing Date":  [_______], 2001.

           "Depositor": As defined in the introduction to this Call Warrant, or any successor thereto under the Trust Agreement.

           "Depositor Order":  As defined in the Trust Agreement.

           "Person": Any individual, corporation, partnership, joint venture, association, joint stock company, trust (including any beneficiary thereof), unincorporated organization or government or any agency or political subdivision thereof.

           "Rating Agencies": Standard & Poor's Ratings Services and Moody's Investors Service, Inc. and any thereto.

           "Responsible Officer":  As defined in the Trust Agreement.

           "Securities Act": The Securities Act of 1933, or any similar federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

           "Trust":  As defined in the introduction to this Call Warrant.

           "Trust Agreement": The Standard Terms for Trust Agreements, dated as of January 16, 2001, between the Depositor and the Trustee, as supplemented by the Series Supplement 2001-32, dated as of August 29, 2001, between the Depositor and the Trustee, incorporating by reference the definitions and assumptions thereto, as the same may be amended or modified from time to time.




                                     B-2-5

           "Trustee": As defined in the introduction to this Warrant, or any successor thereto under the Trust Agreement.

           "Warrant Agent": U.S. Bank Trust National Association, a national banking association, in its capacity as warrant agent hereunder, or any successor thereto hereunder.

                                   ARTICLE V

                                  Warrant Agent

           Section 5.1 Limitation on Liability. The Warrant Agent shall be protected and shall incur no liability for or in respect of any action taken, suffered or omitted by it in connection with its administration of the Call Warrants in reliance upon any instrument of assignment or transfer, power of attorney, endorsement, affidavit, letter, notice, direction, consent, certificate, statement or other paper or document in good faith believed by it to be genuine and to be signed, executed and, where necessary, verified and acknowledged, by the proper Person or Persons.

           Section 5.2 Duties of Warrant Agent. The Warrant Agent undertakes only the specific duties and obligations imposed hereunder upon the following terms and conditions, by all of which the Depositor, the Trust, the Trustee and each holder of a Call Warrant shall be bound:

           (a) The Warrant Agent may consult with legal counsel (who may be legal counsel for the Depositor), and the opinion of such counsel shall be full and complete authorization and protection to the Warrant Agent as to any action taken or omitted by it in good faith and in accordance with such opinion, provided the Warrant Agent shall have exercised reasonable care in the selection by it of such counsel.

           (b) Whenever in the performance of its duties hereunder, the Warrant Agent shall deem it necessary or desirable that any fact or matter be proved or established by the Depositor or the Trustee prior to taking or suffering any action hereunder, such fact or matter may be deemed to be conclusively proved and established by a Depositor Order or a certificate signed by a Responsible Officer of the Trustee and delivered to the Warrant Agent; and such certificate shall be full authorization to the Warrant Agent for any action taken or suffered in good faith by it hereunder in reliance upon such certificate.

           (c) The Warrant Agent shall be liable hereunder only for its own negligence, willful misconduct or bad faith.

           (d) The Warrant Agent shall not be liable for or by reason of any of the statements of fact or recitals contained herein or be required to verify the same, but all such statements and recitals are and shall be deemed to have been made by the Trust and the Depositor only.




                                     B-2-6

           (e) The Warrant Agent shall not have any responsibility in respect of and makes no representation as to the validity of this Call Warrant or the execution and delivery hereof (except the due execution hereof by the Warrant Agent); nor shall it be responsible for any breach by the Trust of any covenant or condition contained in this Call Warrant; nor shall it by any act hereunder be deemed to make any representation or warranty as to the Certificates to be purchased hereunder.

           (f) The Warrant Agent is hereby authorized and directed to accept instructions with respect to the performance of its duties hereunder from the Chairman of the Board, the Chief Executive Officer, Chief Financial Officer, Chief Operating Officer, President, a Vice President, a Senior Vice President, a Managing Director, its Treasurer, an Assistant Treasurer, its Secretary or an Assistant Secretary of the Depositor, and any Responsible Officer of the Trustee, and to apply to such officers for advice or instructions in connection with its duties, and it shall not be liable for any action taken or suffered to be taken by it in good faith in accordance with instructions of any such officer.

           (g) The Warrant Agent and any shareholder, director, officer or employee of the Warrant Agent may buy, sell or deal in any of the Call Warrants or other securities of the Trust or otherwise act as fully and freely as though it were not Warrant Agent hereunder, so long as such persons do so in full compliance with all applicable laws. Nothing herein shall preclude the Warrant Agent from acting in any other capacity for the Trust, the Depositor or for any other legal entity.

           (h) The Warrant Agent may execute and exercise any of the rights or powers hereby vested in it or perform any duty hereunder either itself or by or through its attorneys or agents.

           (i) The Warrant Agent shall act solely as the agent of the Trust hereunder. The Warrant Agent shall not be liable except for the failure to perform such duties as are specifically set forth herein, and no implied covenants or obligations shall be read into this Call Warrant against the Warrant Agent, whose duties shall be determined solely by the express provisions hereof. The Warrant Agent shall not be deemed to be a fiduciary.

           (j) The Warrant Agent shall not be responsible for any failure on the part of the Trustee to comply with any of its covenants and obligations contained herein.

           (k) The Warrant Agent shall not be under any obligation or duty to institute, appear in or defend any action, suit or legal proceeding in respect hereof, unless first indemnified to its satisfaction, but this provision shall not affect the power of the Warrant Agent to take such action as the Warrant Agent may consider proper, whether with or without such indemnity. The Warrant Agent shall promptly notify the Depositor and the Trustee in writing of any claim made or action, suit or proceeding instituted against it arising out of or in connection with this Call Warrant.




                                     B-2-7

           (l) The Trustee will perform, execute, acknowledge and deliver or cause to be performed, executed, acknowledged and delivered all such further acts, instruments and assurances as may be required by the Warrant Agent in order to enable it to carry out or perform its duties hereunder.

           Section 5.3 Change of Warrant Agent. The Warrant Agent may resign and be discharged from its duties hereunder upon thirty (30) days notice in writing mailed to the Depositor and the Trustee by registered or certified mail, and to the holders of the Call Warrants by first-class mail at the expense of the Depositor; provided that no such resignation or discharge shall become effective until a successor Warrant Agent shall have been appointed hereunder. The Depositor may remove the Warrant Agent or any successor Warrant Agent upon thirty (30) days notice in writing, mailed to the Warrant Agent or successor Warrant Agent, as the case may be, and to the holders of the Call Warrants by first-class mail; provided further that no such removal shall become effective until a successor Warrant Agent shall have teen appointed hereunder. If the Warrant Agent shall resign or be removed or shall otherwise become incapable of acting, the Depositor shall promptly appoint a successor to the Warrant Agent, which may be designated as an interim Warrant Agent. If an interim Warrant Agent is designated, the Depositor shall then appoint a permanent successor to the Warrant Agent, which may be the interim Warrant Agent. If the Depositor shall fail to make such appointment of a permanent successor within a period of thirty
(30) days after such removal or within sixty (60) days after notification in writing of such resignation or incapacity by the resigning or incapacitated Warrant Agent or by the holder of a Call Warrant, then the Warrant Agent or registered holder of any Warrant may apply to any court of competent jurisdiction for the appointment of such a successor. Any successor to the Warrant Agent appointed hereunder must be rated in one on the four highest rating categories by the Rating Agencies. Any entity which may be merged or consolidated with or which shall otherwise succeed to substantially all of the trust or agency business of the Warrant Agent shall be deemed to be the successor Warrant Agent without any further action.

                                   ARTICLE VI

                                  Miscellaneous

           Section 6.1 Remedies. The remedies at law of the holder of this Call Warrant in the event of any default or threatened default by the Warrant Agent in the performance of or compliance with any of the terms of this Call Warrant are not and will not be adequate and, to the full extent permitted by law, such terms may be specifically enforced by a decree for the specific performance of any agreement contained herein or by an injunction against a violation of any of the terms hereof or otherwise.

           Section 6.2 Limitation on Liabilities of Holder. Nothing contained in this Call Warrant shall be construed as imposing any obligation on the holder hereof to purchase any of the Certificates except in accordance with the terms hereof.



                                     B-2-8

           Section 6.3 Notices. All notices and other communications under this Call Warrant shall be in writing and shall be delivered, or mailed by registered or certified mail, return receipt requested, by a nationally recognized overnight courier, postage prepaid, addressed (a) if to any holder of any Call Warrant, at the registered address of such holder as set forth in the register kept by the Warrant Agent or (b) if to the Warrant Agent, to 100 Wall Street, Suite 1600, New York, New York 10005, Attention: Corporate Trust or to such other address notice of which the Warrant Agent shall have given to the holder hereof and the Trustee or (c) if to the Trust or the Trustee, to the Corporate Trust Office (as set forth in the Trust Agreement); provided that the exercise of any Call Warrant shall be effective on the manner provided in Article I.

           Section 6.4 Amendment. (a) This Call Warrant may be amended from time to time by the Depositor, the Trustee and the Warrant Agent without the consent of any holder hereof, upon receipt of an opinion of counsel satisfactory to the Warrant Agent that the provisions hereof have been satisfied and that such amendment would not alter the status of the Trust as a grantor trust under the Code, for any of the following purposes: (i) to cure any ambiguity or to correct or supplement any provision herein which may be defective or inconsistent with any other provision herein or to provide for any other terms or modify any other provisions with respect to matters or questions arising under this Warrant which shall nor adversely affect in any material respect the interests of the holder hereof or any holder of a Certificate or (ii) to evidence and provide for the acceptance of appointment hereunder of a Warrant Agent other than U.S. Bank Trust National Association.

           (b) Without limiting the generality of the foregoing, this Call Warrant may also be modified or amended from time to time by the Depositor, the Trustee and the Warrant Agent with the consent of the holders of 66-2/3% of the Call Warrants, upon receipt of an opinion of counsel satisfactory to the Warrant Agent that the provisions hereof (including, without limitation, the following proviso) have seen satisfied, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Call Warrant or of modifying in any manner the rights of the holders of this Call Warrant; provided, however, that no such amendment shall (i) adversely affect in any material respect the interests of holders of Certificates without the consent of the holders of Certificates evidencing nor less than the Required Percentage-Amendment of the aggregate Voting Rights of such affected Certificates (as such terms are defined in the Trust Agreement) and without written confirmation from the Rating Agencies that such amendment will not result in a downgrading or withdrawal of its rating of the Certificates; (ii) alter the dates on which Call Warrants are exercisable or the amounts deliverable upon exercise of a Warrant without the consent of the holders of Certificates evidencing not less than 100% of the aggregate Voting Rights of such affected Certificates and the holders of 100% of the affected Call Warrants or (iii) reduce the percentage of aggregate Voting Rights required by (i) or
(ii) without the consent of the holders of all such affected Certificates. Notwithstanding any other provision of this Warrant, this Section 6.4(b) shall not be amended without the consent of the holders of 100% of the affected Call Warrants.




                                     B-2-9

           (c) Promptly after the execution of any such amendment or modification, the Warrant Agent shall furnish a copy of such amendment or modification to each holder of a Call Warrant, to the Trustee and to the Rating Agencies. It shall not be necessary for the consent of holders of Call Warrants or Certificates under this Section to approve the particular form of any proposed amendment, but it shall be sufficient if such consent shall approve the substance thereof. The manner of obtaining such consents and of evidencing the authorization of the execution thereof shall be subject to such reasonable regulations as the Warrant Agent may prescribe.

           Section 6.5 Expiration. The right to exercise this Call Warrant shall expire on the earliest to occur of (a) the cancellation hereof, (b) the termination of the Trust Agreement or (c) the liquidation, disposition, or maturity of all of the Certificates.

           Section 6.6 Descriptive Headings. The headings in this Call Warrant are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

           Section 6.7 GOVERNING LAW. THIS CALL WARRANT SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, AND THE RIGHTS OF THE PARTIES SHALL BE GOVERNED BY, THE LAW OF THE STATE OF NEW YORK, WITHOUT REGARD TO PRINCIPLES OF CONFLICT OF LAWS.

           Section 6.8 Judicial Proceedings; Waiver of Jury. Any judicial proceeding brought against the Trust, the Trustee or the Warrant Agent with respect to this Call Warrant may be brought in any court of competent jurisdiction in the County of New York, State of New York or of the United States of America for the Southern District of New York and, by execution and delivery of this Call Warrant, the Trustee on behalf of the Trust and the Warrant Agent (a) accept, generally and unconditionally, the nonexclusive jurisdiction of such courts and any related appellate court, and irrevocably agree that the Trust, the Trustee and the Warrant Agent shall be bound by any judgment rendered thereby in connection with this Call Warrant, subject to any rights of appeal, and (b) irrevocably waive any objection that the Trust or the Trustee, the Warrant Agent may now or hereafter have as to the venue of any such suit, action or proceeding brought in such a court or that such court is an inconvenient forum. Each party hereto hereby waives, to the fullest extent permitted by law, any right to a trial by jury in respect of any litigation arising directly or indirectly out of, under or in connection with any of the transaction documents or any of the transactions contemplated hereunder. Each party hereto (a) certifies that no representative, agent or attorney of any party hereto has represented, expressly or otherwise, that it would not, in the event of litigation, seek to enforce the foregoing waiver and (b) acknowledges that it has been induced to enter into the transaction documents to which it is a party by, among other things, this waiver.

           Section 6.9 Nonpetition Covenant; No Recourse. Each of (i) the holder of this Call Warrant by its acceptance hereof, and (ii) the Warrant Agent agrees, that it shall not (and, in the case of the holder, that it shall not direct the Warrant Agent to), until the date which is one year and one day after the payment in full of the Certificates and all other securities issued by the Trust, the Depositor or entities formed, established or settled by the




                                     B-2-10

Depositor, acquiesce, petition or otherwise invoke or cause the Trust, the Depositor, or any such other entity to invoke the process of the United States of America, any State or other political subdivision thereof or any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government for the purpose of commencing or sustaining a case by or against the Trust, the Depositor or any such other entity under a federal or state bankruptcy, insolvency or similar law or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of the Trust, the Depositor or any such other entity or all or any part of the property or assets of Trust, the Depositor or any such other entity or ordering the winding up or liquidation of the affairs of the Trust, the Depositor or any such other entity.












                                     B-2-11

           Each of (i) the holder of this Call Warrant, by its acceptance hereof, and (ii) the Warrant Agent agrees, that it shall not have any recourse to the Certificates.

                                  U.S. BANK TRUST NATIONAL ASSOCIATION,
                                        not in its individual
                                        capacity but solely as
                                        Trustee and Authenticating Agent


                                  By:_____________________________________
                                       Authorized Signatory

                                  U.S. BANK TRUST NATIONAL ASSOCIATION,
                                        as Warrant Agent


                                  By:_____________________________________
                                       Authorized Signatory














                                     B-2-12

                              FORM OF SUBSCRIPTION

           [To be executed only upon exercise of Call Warrants]

           To:       Corporate Backed Trust Certificates, Series 2001-32 Trust

                     U.S. Bank Trust National Association, as Trustee 100 Wall Street, Suite 1600
                     New York, New York 10005
                     Attention:  Corporate Trust

           The undersigned registered holder of the within Call Warrant, having previously given notice thereof in accordance with the terms of the Call Warrant, hereby irrevocably exercises Warrant(s) for, and purchases pursuant thereto, the Certificates receivable upon such exercise, and herewith makes payment of $[ ] per Call Warrant therefor, and requests that such Certificates be transferred to __________ [insert information required for transfer of Certificates]. In connection therewith, the undersigned hereby certifies that it is solvent as of the date hereof, as required by Section 1.1 of the Call Warrant.

Dated:

           (Signature must conform in all respects to name of holder as specified on the face of Call Warrant)

           (Street Address)
           (City) (State) (Zip Code)














                                     B-2-13

                               FORM OF ASSIGNMENT

           [To be executed only upon transfer of Call Warrant]

           For value received, the undersigned registered holder of the within Call Warrant hereby sells, assigns and transfers unto ______ the _______ Call Warrant(s) [Must be whole number] to purchase Certificates to which such Call Warrant relates, and appoints Attorney to make such transfer on the books of the Warrant Agent maintained for such purpose, with full power of substitution in the premises.

Dated:

           (Signature must conform in all respects to name of holder as specified on the face of Warrant)

           (Street Address)
           (City State) (Zip Code)

Signed in the presence of:













                                     B-2-14

                                                                       EXHIBIT C

                         FORM OF WARRANT AGENT AGREEMENT
                         -------------------------------


                             WARRANT AGENT AGREEMENT

                       CORPORATE BACKED TRUST CERTIFICATES

               Liberty Media Debenture-Backed Series 2001-32 TRUST

           WARRANT AGENT AGREEMENT, dated as of [_______], 2001 (the "Warrant Agent Agreement"), by and between LEHMAN ABS CORPORATION, as Depositor (the "Depositor"), and U.S. BANK TRUST NATIONAL ASSOCIATION, as Warrant Agent (the "Warrant Agent").

                              W I T N E S S E T H:

           WHEREAS, the Depositor created Corporate Backed Trust Certificates, Liberty Media Debenture-Backed Series 2001-32 Trust (the "Trust"), a trust created under the laws of the State of New York pursuant to a Standard Terms for Trust Agreements, dated as of January 16, 2001 (the "Agreement"), between Lehman ABS Corporation (the "Depositor") and U.S. Bank Trust National Association, a national banking association, not in its individual capacity but solely as Trustee (the "Trustee"), as supplemented by the Series Supplement 2001-32, dated as of [_______], 2001 (the "Series Supplement" and, together with the Agreement, the "Trust Agreement"), between the Depositor and the Trustee; and

           WHEREAS, in connection with the creation of the Trust and the deposit therein of the Underlying Securities, it is desired to provide for the issuance of Class A-1 Certificates and related Class A-1 Call Warrants and Class A-2 Certificates (together with the Class A-1 Certificates, the "Certificates") and related Class A-2 Call Warrants (together with the Class A-1 Call Warrants, the "Call Warrants"), such Certificates evidencing undivided interests in the Trust.

           NOW, THEREFORE, in consideration of the foregoing premises and the mutual covenants expressed herein, it is hereby agreed by and between the Depositor and the Trustee as follows:

           Section 1. Definitions. Except as otherwise specified herein or as the context may otherwise require, capitalized terms used herein but not defined herein shall have the respective meanings set forth below for all purposes under the Series Supplement.

                                   ARTICLE I

                            Exercise of Call Warrants

           Section 1.1 Manner of Exercise. (a) The Call Warrants may be exercised by the holder thereof (each, a "Warrant Holder"), in whole or in part, on any Call Date, set forth in a written notice (a "Call Notice") delivered to the Warrant Agent and the Trustee at any time on or before the Business Day that is at least 5 Business Days before such Call Date, by surrender of the Call Warrants to the Warrant Agent at its office set forth in Section 6.3 hereof no later than 10:00 a.m. (New York City time) on such Call Date; provided that such holder shall have made payment to the Warrant Agent, by wire transfer or other immediately available funds acceptable to the Warrant Agent, in the amount of the applicable Call Price, in a manner such that funds are available to the Warrant Agent no later than 10:00 a.m. (New York City time) on such Call Date, and such holder shall thereupon be entitled to delivery of, in the case of the Class A-1 Call Warrants, Class A-1 Certificates in a Certificate Principal Amount equal to $[25] per Class A-1 Call Warrant and, in the case of the Class A-2 Call Warrants, Class A-2 Certificates in an amount per Call Warrant equal to a $[100] principal amount of Class A-2 Certificates purchased hereunder in accordance with this Article I (in each case subject to the provisions of Section 7(b) of the Series Supplement); provided further that the Warrant Holder shall exercise Class A-1 Warrants relating to the Class A-1 Certificates and Class A-2 Call Warrants relating to the Class A-2 Certificates which represent a like percentage for all Class A-1 Certificates and Class A-2 Certificates, respectively; and provided further that the Warrant Holder may not exercise the Call Warrants at any time when such Warrant Holder is insolvent, and in connection therewith, such Warrant Holder shall be required to certify that it is solvent at the time of exercise settlement, by completing the Form of Subscription attached to the Call Warrants and delivering such completed Form of Subscription to the Trustee on or prior to the Call Date and deliver to the Trustee a form reasonably satisfactory to the Trustee of the opinion and the solvency certificate required pursuant to Section 7(b)(iv) of the Series Supplement.

           (b) Upon exercise of Call Warrants, any Warrant Holder other than the Depositor or any Affiliate of the Depositor shall be entitled to delivery of the Called Certificates. The "Called Certificates" shall be, in the case of Class A-1 Certificates, Class A-1 Certificates having a Certificate Principal Amount equal to $25 per Class A-1 Call Warrant and, in the case of Class A-2 Certificates, Class A-2 Certificates having a Certificate Principal Amount equal to $100 per Class A-2 Call Warrant. Any Warrant Holder which is the Depositor or any Affiliate of the Depositor shall receive the proceeds of the sale of the Called Underlying Securities and shall not be entitled to receive the related Called Certificates. "Called Underlying Securities" are Underlying Securities which represent the same percentage of the Underlying Securities as the Called Certificates represent of the Class A-1 Certificates and Class A-2 Certificates.

           (c) The Warrant Agent shall notify the Trustee immediately upon receipt by the Warrant Agent of a Call Notice by the holder of the Call Warrants and upon receipt of payment of the applicable Call Price from such holder pursuant to clause (a) of this Section 1.1. The Warrant Agent shall transfer each payment made by the holder thereof pursuant to clause (a) of this Section
1.1 to the Trustee in immediately available funds, for application pursuant to the Trust Agreement on the applicable Call Date (and, pending such transfer, shall hold each such payment for the benefit of the holder thereof in a segregated trust account).

           (d) A Call Notice by the holder of a Call Warrant does not impose any obligations on a holder of a Call Warrant in any way to pay any Call Price. If, by 10:00 a.m. (New York City time) on the Call Date, the holder of the Call Warrant being exercised has not paid the Call Price, then such Call Notice shall automatically expire and none of the holder of such Call Warrant, the Warrant

Agent and the Trustee shall have any obligations with respect to such Call Notice by the holder of such Call Warrant. The expiration of a Call Notice by the holder of this Call Warrant shall in no way affect a holder of a Call Warrant's right to subsequently deliver a Call Notice which satisfies the terms of the Trust Agreement.

           Section 1.2 Transfer of Certificates. As soon as practicable after each surrender of Call Warrants in whole or in part on the Call Date and upon satisfaction of all other requirements described in the Call Warrants and in
Section 1.1 hereof, the Warrant Agent shall instruct the Trustee as follows:

           (a) if Call Warrants are being exercised by any Warrant Holder other than the Depositor or any Affiliate of the Depositor, to cause the Called Certificates to reflect the holder's beneficial ownership of such Certificates, or

           (b) if the Call Warrants are being exercised by the Depositor or any Affiliate of the Depositor, to cause the Called Underlying Securities to be sold pursuant to Section 13 of the Series Supplement and to distribute the proceeds of such sale to the Warrant Holder.

           If such exercise is in part only, the Warrant Agent shall instruct the Trustee to authenticate new Call Warrants of like tenor, representing the outstanding Call Warrants of the Warrant Holder and the Warrant Agent shall deliver such Call Warrants to the Warrant Holder.

           Section 1.3 Cancellation and Destruction of Call Warrants. All Call Warrants surrendered to the Warrant Agent for the purpose of exercise (in whole or in part) pursuant to Section 1.1 and actually exercised, or for the purpose of transfer or exchange pursuant to Article III, shall be cancelled by the Warrant Agent, and no Call Warrant shall be issued in lieu thereof. The Warrant Agent shall destroy all cancelled Call Warrants.

           Section 1.4 No Rights as Holder of Certificates Conferred by Call Warrants. Prior to the exercise thereof, the Call Warrants shall not entitle the holder thereof to any of the rights of a holder of the Certificates, including, without limitation, the right to receive the payment of any amount on or in respect of the Certificates or to enforce any of the covenants of the Trust Agreement.

                                   ARTICLE II

                            Restrictions on Transfer

           Section 2.1 Restrictive Legends. Except as otherwise permitted by this Article II, each Call Warrant (including each Call Warrant issued upon the transfer of any Call Warrant) shall be issued with a legend in substantially the following form:

           "This Call Warrant has not been registered under the Securities Act of 1933, as amended, and may not be transferred, sold or otherwise disposed of except while a registration under such Act is in effect or pursuant to an exemption therefrom under such Act. The Call Warrant represented hereby may be transferred only in compliance with the conditions specified in the Call Warrants."

           Section 2.2 Notice of Proposed Transfer. Prior to any transfer of any Call Warrant or portion thereof, the holder thereof will give 5 Business Days (or such lesser period acceptable to the Warrant Agent) prior written notice to the Warrant Agent of such holder's intention to effect such transfer.


                                  ARTICLE III

                Registration and Transfer of Call Warrants, etc.

           Section 3.1 Warrant Register; Ownership of Call Warrants. The Warrant Agent will keep a register in which the Warrant Agent will provide for the registration of Call Warrants and the registration of transfers of Call Warrants representing whole numbers of Call Warrants. The Trustee and the Warrant Agent may treat the Person in whose name any Call Warrant is registered on such register so the owner thereof for all purposes, and the Trustee and the Warrant Agent shall not be affected by any notice to the contrary.

           Section 3.2 Transfer and Exchange of Call Warrants. Upon surrender of any Call Warrant for registration of transfer or for exchange to the Warrant Agent, the Warrant Agent shall (subject to compliance with Article II) execute and deliver, and cause the Trustee, on behalf of the Trust, to execute and deliver, in exchange therefor, a new Call Warrant of like tenor and evidencing a like whole number of Call Warrants, in the name of such holder or as such holder (upon payment by such holder of any applicable transfer taxes or government charges) may direct; provided that as a condition precedent for transferring the Call Warrants, the prospective transferee shall be required to deliver to the Trustee and the Depositor an executed copy of the Investment Letter (set forth as Exhibit A hereto).

           Section 3.3 Replacement of Call Warrants Upon receipt of evidence reasonably satisfactory to the Warrant Agent of the loss, theft, destruction or mutilation of any Call Warrant and, in the case of any such loss, theft or destruction of any Call Warrant, upon delivery of an indemnity bond in such reasonable amount as the Warrant Agent may determine, or, in the case of any such mutilation, upon the surrender of such Call Warrant for cancellation to the Warrant Agent, the Warrant Agent shall execute and deliver, and cause the Trustee, on behalf of the Trust, to execute and deliver, in lieu thereof, a new Call Warrant of like tenor bearing a number not contemporaneously outstanding.

           Section 3.4 Execution and Delivery of Call Warrants by Trustee. The Trustee, on behalf of the Trust, hereby agrees (subject to compliance with Article II) to execute and deliver such new Call Warrants issued in accordance with Section 1.2 or this Article III as the Warrant Agent shall request in accordance herewith.

                                   ARTICLE IV

                                   Definitions

           As used herein, unless the context otherwise requires, the following terms have the following respective meanings:

           "Business Day": As defined in the Trust Agreement.

           "Call Date": Any day occurring on or after [_______], 2006, or after the announcement of any redemption or other unscheduled payment of the Certificates on which the Call Warrants are exercised and the proceeds of an Optional Call (as defined in the Series Supplement) are distributed to the Holders of the Certificates pursuant to Section 7 of the Series Supplement.

           "Call Price": As defined in the Series Supplement.

           "Call Warrant": As defined in the recitals.

           "Closing Date": [_______], 2001.

           "Depositor": As defined in the recitals.

           "Depositor Order": As defined in the Trust Agreement.

           "Person": Any individual, corporation, partnership, joint venture, association, joint stock company, trust (including any beneficiary thereof), unincorporated organization or government or any agency or political subdivision thereof.

           "Rating Agencies": Standard & Poor's Ratings Services and Moody's Investors Service, Inc. and any thereto.

           "Responsible Officer": As defined in the Trust Agreement.

           "Securities Act": The Securities Act of 1933, or any similar federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

           "Trust": As defined in the recitals.

           "Trust Agreement": The Standard Terms for Trust Agreements, dated as of January 16, 2001, between the Depositor and the Trustee, as supplemented by the Series Supplement 2001-32, dated as of August 29, 2001, between the Depositor and the Trustee, incorporating by reference the definitions and assumptions thereto, as the same may be amended or modified from time to time.

           "Trustee": As defined in the introduction to this Warrant, or any successor thereto under the Trust Agreement.

           "Warrant Agent": U.S. Bank Trust National Association, a national banking association, in its capacity as warrant agent hereunder, or any successor thereto.

                                   ARTICLE V

                                  Warrant Agent

           Section 5.1 Limitation on Liability. The Warrant Agent shall be protected and shall incur no liability for or in respect of any action taken, suffered or omitted by it in connection with its administration of the Call Warrants in reliance upon any instrument of assignment or transfer, power of attorney, endorsement, affidavit, letter, notice, direction, consent, certificate, statement or other paper or document in good faith believed by it to be genuine and to be signed, executed and, where necessary, verified and acknowledged, by the proper Person or Persons.

           Section 5.2 Duties of Warrant Agent. The Warrant Agent undertakes only the specific duties and obligations imposed hereunder upon the following terms and conditions, by all of which the Depositor, the Trust, the Trustee and each holder of a Call Warrant shall be bound:

           (a) The Warrant Agent may consult with legal counsel (who may be legal counsel for the Depositor), and the opinion of such counsel shall be full and complete authorization and protection to the Warrant Agent as to any action taken or omitted by it in good faith and in accordance with such opinion, provided the Warrant Agent shall have exercised reasonable care in the selection by it of such counsel.

           (b) Whenever in the performance of its duties hereunder, the Warrant Agent shall deem it necessary or desirable that any fact or matter be proved or established by the Depositor or the Trustee prior to taking or suffering any action hereunder, such fact or matter may be deemed to be conclusively proved and established by a Depositor Order or a certificate signed by a Responsible Officer of the Trustee and delivered to the Warrant Agent; and such certificate shall be full authorization to the Warrant Agent for any action taken or suffered in good faith by it hereunder in reliance upon such certificate.

           (c) The Warrant Agent shall be liable hereunder only for its own negligence, willful misconduct or bad faith.

           (d) The Warrant Agent shall not be liable for or by reason of any of the statements of fact or recitals contained herein or be required to verify the same, but all such statements and recitals are and shall be deemed to have been made by the Trust and the Depositor only.

           (e) The Warrant Agent shall not have any responsibility in respect of and makes no representation as to the validity of the Call Warrants or the execution and delivery thereof (except the due execution hereof by the Warrant

Agent); nor shall it be responsible for any breach by the Trust of any covenant or condition contained in the Call Warrants; nor shall it by any act thereunder be deemed to make any representation or warranty as to the Certificates to be purchased thereunder.

           (f) The Warrant Agent is hereby authorized and directed to accept instructions with respect to the performance of its duties hereunder from the Chairman of the Board, the Chief Executive Officer, Chief Financial Officer, Chief Operating Officer, President, a Vice President, a Senior Vice President, a Managing Director, its Treasurer, an Assistant Treasurer, its Secretary or an Assistant Secretary of the Depositor, and any Responsible Officer of the Trustee, and to apply to such officers for advice or instructions in connection with its duties, and it shall not be liable for any action taken or suffered to be taken by it in good faith in accordance with instructions of any such officer.

           (g) The Warrant Agent and any shareholder, director, officer or employee of the Warrant Agent may buy, sell or deal in any of the Call Warrants or other securities of the Trust or otherwise act as fully and freely as though it were not Warrant Agent hereunder, so long as such persons do so in full compliance with all applicable laws. Nothing herein shall preclude the Warrant Agent from acting in any other capacity for the Trust, the Depositor or for any other legal entity.

           (h) The Warrant Agent may execute and exercise any of the rights or powers hereby vested in it or perform any duty hereunder either itself or by or through its attorneys or agents.

           (i) The Warrant Agent shall act solely as the agent of the Trust hereunder. The Warrant Agent shall not be liable except for the failure to perform such duties as are specifically set forth herein, and no implied covenants or obligations shall be read into the Call Warrants against the Warrant Agent, whose duties shall be determined solely by the express provisions thereof. The Warrant Agent shall not be deemed to be a fiduciary.

           (j) The Warrant Agent shall not be responsible for any failure on the part of the Trustee to comply with any of its covenants and obligations contained herein.

           (k) The Warrant Agent shall not be under any obligation or duty to institute, appear in or defend any action, suit or legal proceeding in respect hereof, unless first indemnified to its satisfaction, but this provision shall not affect the power of the Warrant Agent to take such action as the Warrant Agent may consider proper, whether with or without such indemnity. The Warrant Agent shall promptly notify the Depositor and the Trustee in writing of any claim made or action, suit or proceeding instituted against it arising out of or in connection with the Call Warrants.

           (l) The Trustee will perform, execute, acknowledge and deliver or cause to be performed, executed, acknowledged and delivered all such further acts, instruments and assurances as may be required by the Warrant Agent in order to enable it to carry out or perform its duties hereunder.

           Section 5.3 Change of Warrant Agent. The Warrant Agent may resign and be discharged from its duties hereunder upon thirty (30) days notice in writing mailed to the Depositor and the Trustee by registered or certified mail, and to the holders of the Call Warrants by first-class mail at the expense of the Depositor; provided that no such resignation or discharge shall become effective until a successor Warrant Agent shall have been appointed hereunder. The Depositor may remove the Warrant Agent or any successor Warrant Agent upon thirty (30) days notice in writing, mailed to the Warrant Agent or successor Warrant Agent, as the case may be, and to the holders of the Call Warrants by first-class mail; provided further that no such removal shall become effective until a successor Warrant Agent shall have been appointed hereunder. If the Warrant Agent shall resign or be removed or shall otherwise become incapable of acting, the Depositor shall promptly appoint a successor to the Warrant Agent, which may be designated as an interim Warrant Agent. If an interim Warrant Agent is designated, the Depositor shall then appoint a permanent successor to the Warrant Agent, which may be the interim Warrant Agent. If the Depositor shall fail to make such appointment of a permanent successor within a period of thirty
(30) days after such removal or within sixty (60) days after notification in writing of such resignation or incapacity by the resigning or incapacitated Warrant Agent or by the holder of a Call Warrant, then the Warrant Agent or registered holder of any Warrant may apply to any court of competent jurisdiction for the appointment of such a successor. Any successor to the Warrant Agent appointed hereunder must be rated in one on the four highest rating categories by the Rating Agencies. Any entity which may be merged or consolidated with or which shall otherwise succeed to substantially all of the trust or agency business of the Warrant Agent shall be deemed to be the successor Warrant Agent without any further action.

                                    ARTICLE VI

                                  Miscellaneous

           Section 6.1 Remedies. The remedies at law of the holder of the Call Warrants in the event of any default or threatened default by the Warrant Agent in the performance of or compliance with any of the terms of the Call Warrants are not and will not be adequate and, to the full extent permitted by law, such terms may be specifically enforced by a decree for the specific performance of any agreement contained herein or by an injunction against a violation of any of the terms thereof or otherwise.

           Section 6.2 Limitation on Liabilities of Holder. Nothing contained in this Warrant Agent Agreement shall be construed as imposing any obligation on the holder thereof to purchase any of the Certificates except in accordance with the terms thereof.

           Section 6.3 Notices. All notices and other communications under this Warrant Agent Agreement shall be in writing and shall be delivered, or mailed by registered or certified mail, return receipt requested, by a nationally recognized overnight courier, postage prepaid, addressed (a) if to any holder of any Call Warrants, at the registered address of such holder as set forth in the register kept by the Warrant Agent or (b) if to the Warrant Agent, to 100 Wall Street, Suite 1600, New York, New York 10005, Attention: Corporate Trust or to such other address notice of which the Warrant Agent shall have given to the holder thereof and the Trustee or (c) if to the Trust or the Trustee, to the Corporate Trust Office (as set forth in the Trust Agreement); provided that the exercise of any Call Warrants shall be effective on the manner provided in
Article I.

           Section 6.4 Amendment. (a) This Warrant Agent Agreement may be amended from time to time by the Depositor, the Trustee and the Warrant Agent without the consent of any holder thereof, upon receipt of an opinion of counsel satisfactory to the Warrant Agent that the provisions hereof have been satisfied and that such amendment would not alter the status of the Trust as a grantor trust under the Code, for any of the following purposes: (i) to cure any ambiguity or to correct or supplement any provision herein which may be defective or inconsistent with any other provision herein or to provide for any other terms or modify any other provisions with respect to matters or questions arising under the Call Warrant which shall nor adversely affect in any material respect the interests of the holder thereof or any holder of a Certificate or
(ii) to evidence and provide for the acceptance of appointment hereunder of a Warrant Agent other than U.S. Bank Trust National Association.

           (b) Without limiting the generality of the foregoing, the Call Warrants may also be modified or amended from time to time by the Depositor, the Trustee and the Warrant Agent with the consent of the holders of 66-2/3% of each class of the Call Warrants, upon receipt of an opinion of counsel satisfactory to the Warrant Agent that the provisions hereof (including, without limitation, the following proviso) have seen satisfied, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the Call Warrants or of modifying in any manner the rights of the holders of the Call Warrants; provided, however, that no such amendment shall (i) adversely affect in any material respect the interests of holders of Certificates without the consent of the holders of Certificates evidencing nor less than the Required Percentage-Amendment of the aggregate Voting Rights of such affected Certificates (as such terms are defined in the Trust Agreement) and without written confirmation from the Rating Agencies that such amendment will not result in a downgrading or withdrawal of its rating of the Certificates; (ii) alter the dates on which Call Warrants are exercisable or the amounts payable upon exercise of a Warrant without the consent of the holders of Certificates evidencing not less than 100% of the aggregate Voting Rights of such affected Certificates and the holders of 100% of the affected Call Warrants or (iii) reduce the percentage of aggregate Voting Rights required by (i) or (ii) without the consent of the holders of all such affected Certificates. Notwithstanding any other provision of this Warrant, this Section 6.4(b) shall not be amended without the consent of the holders of 100% of the affected Call Warrants.

           (c) Promptly after the execution of any such amendment or modification, the Warrant Agent shall furnish a copy of such amendment or modification to each holder of a Call Warrant, to the Trustee and to the Rating Agencies. It shall not be necessary for the consent of holders of Call Warrants or Certificates under this Section to approve the particular form of any proposed amendment, but it shall be sufficient if such consent shall approve the substance thereof. The manner of obtaining such consents and of evidencing the authorization of the execution thereof shall be subject to such reasonable regulations as the Warrant Agent may prescribe.

           Section 6.5 Expiration. The right to exercise the Call Warrants shall expire on the earliest to occur of (a) the cancellation thereof, (b) the termination of the Trust Agreement, (c) the liquidation, disposition, or maturity of all of the Certificates, or (d) the occurrence of an Event of Default under the Trust Agreement.

           Section 6.6 Descriptive Headings. The headings in this Warrant Agent Agreement are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

           Section 6.7 GOVERNING LAW. THIS CALL WARRANT SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, AND THE RIGHTS OF THE PARTIES SHALL BE GOVERNED BY, THE LAW OF THE STATE OF NEW YORK, WITHOUT REGARD TO PRINCIPLES OF CONFLICT OF LAWS.

           Section 6.8 Judicial Proceedings; Waiver of Jury. Any judicial proceeding brought against the Trust, the Trustee or the Warrant Agent with respect to this Warrant Agent Agreement may be brought in any court of competent jurisdiction in the County of New York, State of New York or of the United States of America for the Southern District of New York and, by execution and delivery of the Call Warrants, the Trustee on behalf of the Trust and the Warrant Agent (a) accept, generally and unconditionally, the nonexclusive jurisdiction of such courts and any related appellate court, and irrevocably agree that the Trust, the Trustee and the Warrant Agent shall be bound by any judgment rendered thereby in connection with this Warrant Agent Agreement or the Call Warrants, subject to any rights of appeal, and (b) irrevocably waive any objection that the Trust or the Trustee, the Warrant Agent may now or hereafter have as to the venue of any such suit, action or proceeding brought in such a court or that such court is an inconvenient forum.

           Section 6.9 Nonpetition Covenant; No Recourse. Each of (i) the holder of the Call Warrants by its acceptance thereof, and (ii) the Warrant Agent agrees, that it shall not (and, in the case of the holder, that it shall not direct the Warrant Agent to), until the date which is one year and one day after the payment in full of the Certificates and all other securities issued by the Trust, the Depositor or entities formed, established or settled by the Depositor, acquiesce, petition or otherwise invoke or cause the Trust, the Depositor, or any such other entity to invoke the process of the United States of America, any State or other political subdivision thereof or any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government for the purpose of commencing or sustaining a case by or against the Trust, the Depositor or any such other entity under a federal or state bankruptcy, insolvency or similar law or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of the Trust, the Depositor or any such other entity or all or any part of the property or assets of Trust, the Depositor or any such other entity or ordering the winding up or liquidation of the affairs of the Trust, the Depositor or any such other entity.

           Each of (i) the holder of the Call Warrants, by its acceptance thereof, and (ii) the Warrant Agent agrees, that it shall not have any recourse to the Certificates.

                                 U.S. BANK TRUST NATIONAL ASSOCIATION,
                                       not in its individual
                                       capacity but solely as
                                       Trustee and Authenticating Agent


                                 By:_____________________________________
                                      Authorized Signatory

                                 U.S. BANK TRUST NATIONAL ASSOCIATION,
                                       as Warrant Agent


                                 By:_____________________________________
                                      Authorized Signatory

                     EXHIBIT A

                            FORM OF INVESTMENT LETTER

                          QUALIFIED INSTITUTIONAL BUYER

                                                                        Dated:

U.S. Bank Trust National Association,
100 Wall Street
New York, New York 10005

Lehman Brothers Inc.
  as Initial Purchaser
3 World Financial Center
New York, New York 10285

Lehman ABS Corporation
3 World Financial Center
New York, New York  10285

Ladies and Gentlemen:

                     In connection with our proposed purchase of $___________ aggregate principal amount of Call Warrants (the "Call Warrants") representing an interest in the Corporate Backed Trust Certificates Series 2001-32 Trust (the "Trust"), the investor on whose behalf the undersigned is executing this letter (the "Purchaser") confirms that:

(a) Reference is made to the Prospectus Supplement, dated [_______], 2001 (the "Prospectus Supplement"), with respect to the Certificates to which the Call Warrants relate. Capitalized terms used herein that are not otherwise defined shall have the meanings ascribed thereto in the Prospectus Supplement. The Purchaser has received a copy of the Prospectus Supplement and such other information as the Purchaser deems necessary in order to make its investment decision and the Purchaser has been provided the opportunity to ask questions of, and receive answers from, the Depositor and the Underwriters, concerning the terms and conditions of the Call Warrants. The Purchaser has received and understands the above, and understands that substantial risks are involved in an investment in the Call Warrants. The Purchaser represents that in making its investment decision to acquire the Call Warrants, the Purchaser has not relied on representations, warranties, opinions, projections, financial or other information or analysis, if any, supplied to it by any person, including you, the Depositor or the Trustee or any of your or their affiliates, except as expressly contained in the Prospectus Supplement and in the other written information, if any, discussed above. The Purchaser has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the Call Warrants, and the Purchaser is able to bear the substantial economic risks of such an investment. The Purchaser has relied upon its own tax, legal and financial advisors in connection with its decision to purchase the Call Warrants.

(b) The Purchaser is (A) a "Qualified Institutional Buyer" (as defined in Rule 144A under the Securities Act of 1933, as amended (the "1933 Act")) and
      (B) acquiring the Call Warrants for its own account or for the account of an investor of the type described in clause (A) above as to each of which the Purchaser exercises sole investment discretion. The Purchaser is purchasing the Call Warrants for investment purposes and not with a view to, or for, the offer or sale in connection with, a public distribution or in any other manner that would violate the 1933 Act or the securities or blue sky laws of any state.

(c) The Purchaser understands that the Call Warrants have not been and will not be registered under the 1933 Act or under the securities or blue sky laws of any state, and that (i) if it decides to resell, pledge or otherwise transfer any Call Warrant, such Call Warrant may be resold, pledged or transferred without registration only to an entity that has delivered to the Depositor and the Trustee a certification that it is a Qualified Institutional Buyer that purchases (1) for its own account or
      (2) for the account of such a Qualified Institutional Buyer, that is, in either case, aware that the resale, pledge or transfer is being made in reliance on said Rule 144A and (ii) it will, and each subsequent holder will be required to, notify any purchaser of any Call Warrant from it of the resale restrictions referred to in clause (i) above.

(d) The Purchaser understands that each of the Call Warrants will bear a legend to the following effect, unless otherwise agreed by the Depositor and the Trustee:

                     "THIS CALL WARRANT HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE TRANSFERRED, SOLD OR OTHERWISE DISPOSED OF EXCEPT WHILE A REGISTRATION UNDER SUCH ACT IS IN EFFECT OR PURSUANT TO AN EXEMPTION THEREFROM UNDER SUCH ACT. THIS CALL WARRANT REPRESENTED HEREBY MAY BE TRANSFERRED ONLY IN COMPLIANCE WITH THE CONDITIONS SPECIFIED IN THIS CALL WARRANT."

(e) The Purchaser understands that no subsequent transfer of the Call Warrants is permitted unless it causes its proposed transferee to provide to the Depositor and the Initial Warrant Holder a letter substantially in the form of Exhibit D-1 to the Series Supplement, as applicable, or such other written statement as the Depositor shall prescribe.

(f) The Purchaser agrees that if at some time in the future it wishes to transfer or exchange any of the Call Warrants, it will not transfer or exchange any of the Call Warrants unless such transfer or exchange is in accordance with Section 5.04 of the Trust Agreement. The Purchaser understands that any purported transfer of the Call Warrants (or any interest therein) in contravention of any of the restrictions and conditions in the Trust Agreement, as applicable, shall be void, and the purported transferee in such transfer shall not be recognized by the Trust or any other Person as a Warrant Holder for any purpose.

                     You and the Trustee are entitled to rely upon this letter and are irrevocably authorized to produce this letter or a copy hereof to any interested party in any administrative or legal proceeding or official inquiry with respect to the matters covered hereby.



                                       Very truly yours,

                                       By:
                                           ------------------------------------
                                           Name:
                                           Title:


                                       [Medallion Stamp to be affixed here]

                                                                     EXHIBIT D-1

                            FORM OF INVESTMENT LETTER

                                 (CALL WARRANTS)

                          QUALIFIED INSTITUTIONAL BUYER

                                                  Dated:

U.S. Bank Trust National Association,
100 Wall Street
New York, New York 10005

Lehman Brothers Inc.
  as Initial Purchaser
3 World Financial Center
New York, New York 10285

Lehman ABS Corporation
3 World Financial Center
New York, New York  10285

Ladies and Gentlemen:

                  In connection with our proposed purchase of $___________ aggregate principal amount of Call Warrants (the "Call Warrants") representing an interest in the Corporate Backed Trust Certificates Liberty Media Debenture-Backed Series 2001-32 Trust (the "Trust"), the investor on whose behalf the undersigned is executing this letter (the "Purchaser") confirms that:

                  (i) Reference is made to the Prospectus Supplement, dated [_______], 2001 (the "Prospectus Supplement"), with respect to the Certificates to which the Call Warrants relate. Capitalized terms used herein that are not otherwise defined shall have the meanings ascribed thereto in the Prospectus Supplement. The Purchaser has received a copy of the Prospectus Supplement and such other information as the Purchaser deems necessary in order to make its investment decision and the Purchaser has been provided the opportunity to ask questions of, and receive answers from, the Depositor and the Underwriters, concerning the terms and conditions of the offering described in the Prospectus Supplement. The Purchaser has received and understands the above, and understands that substantial risks are involved in an investment in the Call Warrants. The Purchaser represents that in making its investment decision to acquire the Call Warrants, the Purchaser has not relied on representations, warranties, opinions, projections, financial or other information or analysis, if any, supplied to it by any person, including you, the Depositor or the Trustee or any of your or their affiliates, except as expressly contained in the Prospectus Supplement and in the other written information, if any, discussed


                                     D-1-1
above. The Purchaser has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the Call Warrants, and the Purchaser is able to bear the substantial economic risks of such an investment. The Purchaser has relied upon its own tax, legal and financial advisors in connection with its decision to purchase the Call Warrants.

                  (ii) The Purchaser is (A) a "Qualified Institutional Buyer" (as defined in Rule 144A under the Securities Act of 1933, as amended (the "1933 Act")) and (B) acquiring the Call Warrants for its own account or for the account of an investor of the type described in clause (A) above as to each of which the Purchaser exercises sole investment discretion. The Purchaser is purchasing the Call Warrants for investment purposes and not with a view to, or for, the offer or sale in connection with, a public distribution or in any other manner that would violate the 1933 Act or the securities or blue sky laws of any state.

                  (iii) The Purchaser understands that the Call Warrants have not been and will not be registered under the 1933 Act or under the securities or blue sky laws of any state, and that (i) if it decides to resell, pledge or otherwise transfer any Call Warrant, such Call Warrant may be resold, pledged or transferred without registration only to an entity that has delivered to the Depositor and the Trustee a certification that it is a Qualified Institutional Buyer that purchases (1) for its own account or (2) for the account of such a Qualified Institutional Buyer, that is, in either case, aware that the resale, pledge or transfer is being made in reliance on said Rule 144A and (ii) it will, and each subsequent holder will be required to, notify any purchaser of any Call Warrant from it of the resale restrictions referred to in clause (i) above.

                  (iv) The Purchaser understands that each of the Call Warrants will bear a legend to the following effect, unless otherwise agreed by the Depositor and the Trustee:

                  "THIS CALL WARRANT HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE TRANSFERRED, SOLD OR OTHERWISE DISPOSED OF EXCEPT WHILE A REGISTRATION UNDER SUCH ACT IS IN EFFECT OR PURSUANT TO AN EXEMPTION THEREFROM UNDER SUCH ACT. THIS CALL WARRANT REPRESENTED HEREBY MAY BE TRANSFERRED ONLY IN COMPLIANCE WITH THE CONDITIONS SPECIFIED IN THIS CALL WARRANT."

                  (v) The Purchaser understands that no subsequent transfer of the Call Warrants is permitted unless it causes its proposed transferee to provide to the Depositor and the Initial Warrant Holder a letter substantially in the form of Exhibit D-1 to the Series Supplement, as applicable, or such other written statement as the Depositor shall prescribe.



                                     D-1-2

                  (vi) The Purchaser agrees that if at some time in the future it wishes to transfer or exchange any of the Call Warrants, it will not transfer or exchange any of the Call Warrants unless such transfer or exchange is in accordance with Section 5.04 of the Trust Agreement. The Purchaser understands that any purported transfer of the Call Warrants (or any interest therein) in contravention of any of the restrictions and conditions in the Trust Agreement, as applicable, shall be void, and the purported transferee in such transfer shall not be recognized by the Trust or any other Person as a Warrantholder, as the case may, be for any purpose.













                                     D-1-3

                  You and the Trustee are entitled to rely upon this letter and are irrevocably authorized to produce this letter or a copy hereof to any interested party in any administrative or legal proceeding or official inquiry with respect to the matters covered hereby.

                             Very truly yours,



                             By:
                                      -----------------------------------
                                      Name:
                                      Title:

                             [Medallion Stamp to be affixed here]













                                     D-1-4

                                                                     EXHIBIT D-2
                                                                     -----------



                            FORM OF INVESTMENT LETTER
                            (CLASS A-2 CERTIFICATES)
                          QUALIFIED INSTITUTIONAL BUYER

                                                  Dated:

U.S. Bank Trust National Association,
100 Wall Street
New York, New York 10005

Lehman Brothers Inc.
  as Initial Purchaser
3 World Financial Center
New York, New York 10285

Lehman ABS Corporation
3 World Financial Center
New York, New York  10285

Ladies and Gentlemen:

                  In connection with our proposed purchase of $___________ aggregate principal amount of Class A-2 Certificates (the "Class A-2 Certificates") representing an interest in the Corporate Backed Trust Certificates, Liberty Media Debenture-Backed Series 2001-32 Trust (the "Trust"), the undersigned, by executing this letter (the "Purchaser") confirms that:

                  (i) Reference is made to the Private Placement Memorandum, dated __________ __, 200_ (the "Memorandum"), relating to the Class A-2 Certificates. Capitalized terms used herein that are not otherwise defined shall have the meanings ascribed thereto in the Memorandum. The Purchaser has received a copy of the Memorandum and such other information as the Purchaser deems necessary in order to make its investment decision and the Purchaser has been provided the opportunity to ask questions of, and receive answers from, the Depositor and the Initial Purchaser, concerning the terms and conditions of the offering described in the Memorandum. The Purchaser has received and understands the above, and understands that substantial risks are involved in an investment in the Class A-2 Certificates. The Purchaser represents that in making its investment decision to acquire the Class A-2 Certificates, the Purchaser has not relied on representations, warranties, opinions, projections, financial or other information or analysis, if any, supplied to it by any person, including the Initial Purchaser, the Depositor or the Trustee or any of the Initial Purchaser's, the Depositor's or the Trustee's affiliates, except as expressly contained in the Memorandum and in the other written information, if any,


                                     D-2-1
discussed above. The Purchaser acknowledges that it has read and agreed to the matters stated on pages (S-[ ]) to (S-[ ]) of such Memorandum and the information under the heading "Transfer Restrictions". The Purchaser has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the Class A-2 Certificates, and the Purchaser is able to bear the substantial economic risks of such an investment. The Purchaser has relied upon its own tax, legal and financial advisors in connection with its decision to purchase the Class A-2 Certificates.

                  (ii) The Purchaser is (A) a "Qualified Institutional Buyer" (as defined in Rule 144A under the Securities Act of 1933, as amended ("Rule 144A" and the "1933 Act")) or an Accredited Investor (as defined in Rule 501(a) under Regulation D of the 1933 Act ("Regulation D")) and has delivered to the Initial Purchaser, the Depositor and the Trustee a certification that it is a Qualified Institutional Buyer (a "QIB") or an Accredited Investor and (B) acquiring the Class A-2 Certificates for its own account or for the account of an investor of the type described in clause (A) above as to each of which the Purchaser exercises sole investment discretion. The Purchaser is aware that the Class A-2 Certificates are being sold to it in reliance on the exemption from the provisions of Section 5 of the 1933 Act provided by Rule 144A or Rule 501(a) under Regulation D. The Purchaser is purchasing the Class A-2 Certificates for investment purposes and not with a view to, or for, the offer or sale in connection with, a public distribution or in any other manner that would violate the 1933 Act or the securities or blue sky laws of any state.

                  (iii) The Purchaser understands that the Class A-2 Certificates have not been and will not be registered under the 1933 Act or under the securities or blue sky laws of any state, and that (i) if it decides to resell, pledge or otherwise transfer any Class A-2 Certificate, such Class A-2 Certificate may be resold, pledged or transferred without registration only to an entity that has delivered to the Depositor and the Trustee a certification that it is a QIB or Accredited Investor that purchases (1) for its own account or (2) for the account of such a QIB or Accredited Investor, that is, in either case, aware that the reoffer, resale, pledge or transfer is being made in reliance on Rule 144A or Rule 501(a) under Regulation D and (ii) it will, and each subsequent holder will be required to, notify any purchaser of any Class A-2 Certificate from it of the resale restrictions referred to in clause (i) above.

                  (iv) The Purchaser understands that each Class A-2 Certificate will bear a legend to the following effect, unless otherwise agreed by the Initial Purchaser, the Depositor and the Trustee:

                  "THIS CLASS A-2 CERTIFICATE (OR ITS PREDECESSOR) WAS ORIGINALLY ISSUED IN A TRANSACTION EXEMPT FROM REGISTRATION UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "UNITED STATES SECURITIES ACT"), AND MAY NOT BE REOFFERED, SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF


                                     D-2-2

                  SUCH REGISTRATION OR AN APPLICABLE EXEMPTION THEREFROM. EACH PURCHASER OF THIS CLASS A-2 CERTIFICATE IS HEREBY NOTIFIED THAT THE SELLER OF THIS CLASS A-2 CERTIFICATE MAY BE RELYING ON THE EXEMPTION FROM THE PROVISIONS OF SECTION 5 OF THE UNITED STATES SECURITIES ACT PROVIDED BY RULE 144A OR REGULATION D THEREUNDER.

                  THE HOLDER OF THIS CLASS A-2 CERTIFICATE AGREES FOR THE BENEFIT OF THE TRUST THAT (A) THIS CLASS A-2 CERTIFICATE MAY BE REOFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY
                  (I) TO THE TRUST, (II) INSIDE THE UNITED STATES TO A QIB IN ACCORDANCE WITH RULE 144A, (III) INSIDE THE UNITED STATES TO AN ACCREDITED INVESTOR PURSUANT TO REGULATION D, (IV) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT PROVIDED BY RULE 144 THEREUNDER (IF AVAILABLE), OR (V) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE UNITED STATES SECURITIES ACT, AND, IN EACH OF CASES (I) THROUGH (V), IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES AND ANY OTHER JURISDICTIONS AND (B) THE HOLDER WILL, AND EACH SUBSEQUENT HOLDER IS REQUIRED TO, NOTIFY ANY PURCHASER OF THIS CLASS A-2 CERTIFICATE FROM IT OF THE RESALE RESTRICTIONS REFERRED TO IN CLAUSE (A) ABOVE."

                  (v) The Purchaser understands that no subsequent transfer of the Class A-2 Certificates is permitted unless (A) such transfer is of a Class A-2 Certificate with a denomination of at least $1,000,000 and (B) it causes its proposed transferee to provide to the Initial Purchaser, the Depositor and the Trustee a letter substantially in the form of Exhibit C to the Series Supplement, as applicable, or such other written statement as the Depositor shall prescribe.

                  (vi) The Purchaser agrees that if at some time in the future it wishes to transfer or exchange any of the Class A-2 Certificates, it will not transfer or exchange any of the Class A-2 Certificates unless such transfer or exchange is in accordance with Section 5.04 of the Trust Agreement. The Purchaser understands that any purported transfer of the Class A-2 Certificates


                                     D-2-3

(or any interest therein) in contravention of any of the restrictions and conditions in the Trust Agreement, as applicable, shall be void, and the purported transferee in such transfer shall not be recognized by the Trust or any other Person as a Certificateholder, as the case may, be for any purpose.

















                                     D-2-4

                  The Initial Purchaser, the Depositor and the Trustee are entitled to rely upon this letter and are irrevocably authorized to produce this letter or a copy hereof to any interested party in any administrative or legal proceeding or official inquiry with respect to the matters covered hereby.

                               Very truly yours,



                               By:
                                        -----------------------------------
                                        Name:
                                        Title:















                                     D-2-5